UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-5576

Name of Fund:  Merrill Lynch Global Allocation Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Global Allocation Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/03

Date of reporting period: 11/01/02 - 04/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Global Allocation Fund, Inc.


Semi-Annual Report
April 30, 2003



Merrill Lynch Investment Managers


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.


Merrill Lynch Global Allocation Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



A Letter From the President

Dear Shareholder

Despite a difficult year, it brings me great pleasure to write to you today with positive news. The war in Iraq has ended, oil prices have fallen, credit spreads have tightened and April marked the most promising month for equities since last October. Many companies have announced better-than-expected earnings and consumer confidence is beginning to improve. Although the economy still must wrestle with high unemployment, the risk of deflation, state and federal deficits and still unpredictable markets, there exist hopeful signs for an upturn.

While the S&P 500 and the FTSE World (ex-U.S.) indexes were well into negative territory for the six-month period ended October 31, 2002, both rebounded over the six months that followed. From October 31, 2002 to April 30, 2003, the S&P 500 and the FTSE World (ex-U.S.) returned +4.48% and +3.02%, respectively. The fixed income universe continued to be an attractive area for many investors. The Citigroup World Government Bond Index (ex-U.S.) returned +11.77% for the six months ended April 30, 2003.

Our portfolio managers continue to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. That includes striving to outperform our peers and the market indexes. Remember also that the advice and guidance of a skilled financial advisor can mean the difference between fruitful and fruitless investing--particularly during unsettling economic times. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premier a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. The cost savings in both production and postage are passed on to the fund and, ultimately, to fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003



We are pleased to present to you the management team of

Merrill Lynch Global Allocation Fund, Inc.


Senior Portfolio Manager Dennis Stattman joined Merrill Lynch
Investment Managers in 1989 and heads the Merrill Lynch Global
Allocation Fund team. He received a bachelor's degree from the University of Virginia and an MBA from the University of Chicago. He is a CFA charterholder.

In addition to Mr. Stattman, the investment team includes Analysts Karen Morely Wescott, James Wei, Dan Chamby, Catharine Brady Rauscher and Lisa O'Donnell. Ms. Westcott received an MBA from Boston College and is a CFA charterholder. Mr. Wei received a bachelor's degree from the California Institute of Technology and a master's degree and an MBA from the University of Chicago and is a CFA charterholder. Mr. Chamby holds a bachelor's degree from Duquesne University and an MBA from The Wharton School of the University of Pennsylvania and is a CFA charterholder. Ms. Rauscher earned a bachelor's degree from The Pennsylvania State University and an MBA from St. Joseph's University and is a CFA charterholder. Ms. O'Donnell received a bachelor's degree from the College of William and Mary and a Juris Doctorate from Rutgers University School of Law. The team has a combined 103 years of investment experience.


Dennis Stattman
Senior Portfolio Manager



Table of Contents

A Letter From the President                                2
A Discussion With Your Fund's Portfolio Manager            4
Portfolio Information                                      6
Performance Data                                           8
Schedule of Investments                                   11
Financial Information                                     29
Financial Highlights                                      32
Notes to Financial Statements                             37
Officers and Directors                                    43



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003



A Discussion With Your Fund's Portfolio Manager

Although markets were unsettled, the Fund ended the six-month period with strong returns, both in absolute terms and relative to its blended benchmark and its peer group.


What economic and market developments affected the fund during the period?

The global investment environment was highly variable during the six-month period ended April 30, 2003. Conflicting economic and market developments made for a constant tug-of-war between positive and negative factors that affected the Fund.

Positives: Among the positive influences were the rapid resolution to the war in Iraq and the related decline in oil prices. Markets in the United States, as well as in some European and Latin American countries, saw upswings as the turmoil subsided in the Middle East. The United States also benefited from stimulative monetary and fiscal policy, low inflation, improving corporate profits and an apparent upturn in the credit cycle.

Outside U.S. borders, the economies of many foreign countries, particularly in Asia, continued to grow stronger than they have been in a number of years. In Europe, the central bank appeared poised to initiate more active monetary policy aimed at stimulating economic growth.

Negatives: The negative events that played a prominent role during the past six months included the geopolitical uncertainty that existed throughout most of the period, along with the accompanying high oil prices. Despite the Federal Reserve Board's best efforts, U.S. economic growth remained subpar and the employment picture was unusually poor for an economic recovery. The U.S. economy wrestled with high levels of consumer and corporate debt and excess production capacity. U.S. equity valuations also increased. Taken together, these factors made for fragile consumer and investor confidence in the United States.

Beyond U.S. borders, the Japanese and many major economies in Europe demonstrated sluggish growth throughout the six-month period.
Several Asian markets declined as the impact of severe acute respiratory syndrome (SARS) affected economic activity and dampened investor sentiment late in the period. In the exchange rate markets, the U.S. dollar weakened significantly against many major currencies, most notably the euro.


What is the Fund's investment strategy?

The Fund seeks competitive returns with low to moderate levels of risk compared to most equity funds through a flexible, value-oriented approach. The Fund invests in U.S. and global equity and fixed income securities, seeking what we believe are the best investment opportunities worldwide, diversified across asset classes, countries and securities. Within the equity portion of the portfolio, the fund management team looks for undervalued companies that are expected to generate above-average rates of return. In selecting fixed income securities, management focuses on total return and credit analysis. Portfolio diversification is the key means of managing risk.


How did the Fund perform for the past six months relative to its benchmark?

The Fund enjoyed strong returns over the past six months, both in absolute terms and relative to its benchmark and its peer group.

For the six-month period ended April 30, 2003, Merrill Lynch Global Allocation Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +10.51%, +10.06%, +10.07% and +10.71%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 8 - 10 of this report to shareholders.) The Fund significantly outperformed its unmanaged benchmark, the Financial Times Stock Exchange (FTSE) World Index, which returned +3.81% and its Reference Portfolio, which returned +4.90% for the same period. Returns for each component of the Reference Portfolio for the six months ended April 30, 2003 were as follows: the unmanaged Standard & Poor's 500 (S&P 500) Index returned +4.48%; the unmanaged FTSE World Index (ex-U.S.) returned +3.02%; the Merrill Lynch Treasury Index GA05 returned +1.86%; and the Citigroup World Government Bond Index (ex-U.S.) returned +11.77%. The Fund also outperformed its peer group, represented by the Lipper Global Flexible Portfolio Funds classification, which had an average return of +4.77% for the period.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003


The Fund's outperformance may be largely attributed to an asset allocation strategy that included an overweight position in equities, especially U.S. stocks, and a significant underweight in fixed income, particularly high-quality long-term U.S. government bonds. The U.S. equity market, driven by the positive economic and earnings news, broadly outperformed international markets. Fund performance was further enhanced by effective stock selection.

Also contributing to the favorable performance was the makeup of the Fund's fixed income portfolio. Although underweight in fixed income as a whole, the Fund had significant exposure to U.S. corporate and high yield securities, reflecting our belief that these securities would outperform U.S. Treasury issues. Our outlook was realized over the period as U.S. corporate bonds rallied, enjoying their strongest returns in more than a decade, and yield spreads narrowed from the record levels seen in October 2002.


What changes did you make to the portfolio during the period?

We continued to focus on attractively valued stocks, particularly U.S. stocks. Our strategy included taking profits in those stocks that outperformed, notably in the information technology and financial sectors, and increasing the portfolio's weighting in the materials, energy and utilities sectors. With 63% of net assets invested in equities as of April 30, 2003, the Fund was overweight compared to the Reference Portfolio's equity weighting of 60%. The Fund's equity exposure was up slightly from its 62.8% weighting at the beginning of the period, due to an increase in Canadian and Australian equity weightings partially offset by a slight decrease in European equity exposure.

Overall, both the Fund's U.S. and non-U.S. equity weightings remained relatively unchanged for the period, at 38.2% and 24.8% of net assets, respectively. The Fund was significantly underweight in fixed income, with 24.5% of net assets invested in bonds worldwide as compared to the Reference Portfolio's fixed income weighting of 40%. During the six-month period, the Fund's overall fixed income weighting increased from 21.7% to 24.5% of net assets, primarily due to an increase in euro-denominated bonds, U.S.-denominated corporate debt and the addition of Canadian sovereign debt. Please note that the Fund's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars. Approximately 7.8% of the Fund's net assets were invested in convertible securities as of April 30, 2003, and are reported as a portion of the Fund's fixed income securities, although some of these securities may tend to perform similar to equities. Cash reserves decreased from 15.5% to 12.5% of net assets from October 31, 2002 to April 30, 2003. The Fund's net weighting in the U.S. dollar decreased during the period from 67.3% to 60.6% of net assets, and includes both U.S.-dollar-denominated assets and that portion of the non-U.S. assets hedged back into dollars.


How would you characterize the portfolio's position at the close of the period?

At the close of the period, the Fund's equity weighting was higher than during most of its history and, therefore, the Fund may exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. That said, we believe that, given the Fund's current positioning, both of these measures should remain below those typical of most equity funds in most market conditions. The Fund also had an overweight in the euro and the Australian dollar. It remained overweight in the U.S. dollar, primarily due to its underweight exposure to the Japanese yen relative to its blended benchmark.


Dennis Stattman
Vice President and Senior Portfolio Manager


May 27, 2003


Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There are no changes to the Class B or Class C share class labels. Trading symbols have not changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003


Portfolio Information


Worldwide Investments As of 4/30/03


Breakdown of Stocks &
Fixed Income Securities   Percent of
by Country                Net Assets++

United States               56.6%*
Germany                      7.0
Multinational                6.8*
Japan                        6.2
United Kingdom               5.3*
Australia                    4.6*
Canada                       3.5*
France                       3.1
Netherlands                  2.0
South Korea                  1.8
Switzerland                  1.3
Italy                        0.8
Mexico                       0.6
Sweden                       0.6*
Hong Kong                    0.5
Brazil                       0.4
Luxembourg                   0.3
Finland                      0.2
Belgium                      0.2
Indonesia                    0.2
New Zealand                  0.2
Cayman Islands               0.2
Spain                        0.2
Ireland                      0.2
Denmark                      0.2
Portugal                     0.2
India                        0.1
Israel                       0.1
South Africa                 0.1
Russia                       0.0**

 *Includes investments in short-term securities.
**Holdings are less than 0.1%.
++Total may not equal 100%.


Five Largest Industries*   Percent of
(Equity Investments)       Net Assets

Insurance                    6.2%
Oil & Gas                    5.5
Pharmaceuticals              5.4
Metals & Mining              4.4
Diversified
Telecommunication
Services                     4.0


*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.


Ten Largest Holdings     Percent of
(Equity Investments)     Net Assets

Citigroup Inc.               1.3%
Pfizer Inc.                  1.3
Microsoft Corporation        1.3
General Electric Company     1.1
El Paso Corporation          1.0
Millea Holdings, Inc.        1.0
Mitsui Marine and Fire
Insurance Company, Ltd.      1.0
American International
Group, Inc.                  1.0
Computer Associates
International, Inc.          1.0



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Portfolio Information (concluded)

Overall Asset Exposure As of 4/30/03
                                                                                                     Reference
                                                                    Percent of Fund's Net Assets    Portfolio+++
                                                                       4/30/03        10/31/02     Percentages
North & South American Equities                                          40.0%          39.5%          36.0%
European Equities                                                        12.6           12.6           11.0
Pacific Basin Equities                                                   10.4           10.7           13.0
Total Equities                                                           63.0*          62.8*          60.0

U.S. Dollar Denominated Fixed Income Securities                          14.3           13.4           24.0
  U.S. Issuers                                                           12.4           11.1           --
  Non-U.S. Issuers                                                        1.9            2.3           --
Non-U.S. Dollar Denominated Fixed Income Securities                      10.2            8.3           16.0
Total Fixed Income Securities                                            24.5++         21.7++         40.0

Cash & Cash Equivalents**                                                12.5           15.5           --


  *Includes value of Financial Futures Contracts.
 **Cash &Cash Equivalents are reduced by the market (or nominal)
   value of long financial futures contracts.
 ++Includes Preferred Stock.
+++The Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World
   Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and
   16% Citigroup World Government Bond Index (Ex-U.S.). Descriptions of these Indexes can be found on page 10 of this report to shareholders in the "Recent Performance Results" section.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003



Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or a deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003


Performance Data (continued)

Average Annual Total Return



                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

One Year Ended 4/30/03                     -5.07%        -10.05%
Five Years Ended 4/30/03                   +4.94        +  3.81
Inception (10/21/94) through
4/30/03                                    +9.34        +  8.65

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

One Year Ended 4/30/03                     -5.77%         -9.44%
Five Years Ended 4/30/03                   +4.14          +3.87
Ten Years Ended 4/30/03                    +8.17          +8.17

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

One Year Ended 4/30/03                     -5.77%         -6.68%
Five Years Ended 4/30/03                   +4.13          +4.13
Inception (10/21/94) through
4/30/03                                    +8.49          +8.49

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.




                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class I Shares*

One Year Ended 4/30/03                     -4.74%         -9.74%
Five Years Ended 4/30/03                   +5.23          +4.10
Ten Years Ended 4/30/03                    +9.28          +8.70

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class I Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.



Aggregate Total Return

                                                     % Return Without
                                                       Sales Charge

Class R Shares

Inception (1/03/03) through 4/30/03                       +4.11%



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003


Performance Data (concluded)

Recent Performance Results
                                                                                                           Ten Years/
                                                                       6-Month        12-Month          Since Inception
As of April 30, 2003                                                 Total Return   Total Return          Total Return
ML Global Allocation Fund, Inc.--Class A Shares*                        +10.51%        - 5.07%              +114.03%
ML Global Allocation Fund, Inc.--Class B Shares*                        +10.06         - 5.77               +119.26
ML Global Allocation Fund, Inc.--Class C Shares*                        +10.07         - 5.77               +100.24
ML Global Allocation Fund, Inc.--Class I Shares*                        +10.71         - 4.74               +142.98
ML Global Allocation Fund, Inc.--Class R Shares*                         --             --                  +  4.11
FTSE World Index**                                                      + 3.81         -14.02         +41.83/+24.46/+6.48
Reference Portfolio***                                                  + 4.90         - 1.70         +96.03/+75.51/+5.04
U.S. Stocks: Standard & Poor's 500 Index****                            + 4.48         -13.31        +151.49/+124.56/+7.65
Non-U.S. Stocks: FTSE World Index (Ex-U.S.) Equities*****               + 3.02         -15.01         +26.28/+3.50/+5.20
U.S. Bonds: ML Treasury Index GA05++                                    + 1.86         +12.35         +86.94/+88.56/+1.86
Non-U.S. Bonds: Citigroup World Government
Bond Index (Ex-U.S.)++++                                                +11.77         +25.80         +79.49/+57.39/+3.26

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten year/since inception periods are for ten years for Class
B & Class I Shares, from 10/21/94 for Class A & Class C Shares and from 1/03/03 for Class R Shares.
**An unmanaged broad-based capitalization-weighted index comprised of 2,200 equities from 24 countries in 12 regions, including the United States. Ten years/since inception total returns are for ten years, from 10/31/94 and from 1/31/03, respectively.
***The Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World
Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GAO5; and
16% Citigroup World Government Bond Index (Ex-U.S.).
****An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years, from 10/31/94 and from 1/31/03, respectively.
*****An unmanaged capitalization-weighted index comprised of 1,631 companies in 28 countries, excluding the United States. Ten years/since inception total returns are for ten years, from 10/31/94 and from 1/31/03, respectively.
++An unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond. Ten years/since inception total returns are for ten years, from 10/31/94 and from 1/31/03, respectively.
++++An unmanaged market capitalization-weighted index tracking ten government bond indexes, excluding the United States. Ten years/since inception total returns are for ten years, from 10/31/94 and from 1/31/03, respectively.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003


Schedule of Investments
                                                                                                         Value        Percent of
Country      Industry++          Shares Held  Common Stocks                                        (in U.S. dollars)  Net Assets
Australia    Commercial Banks        450,700  Westpac Banking Corporation Limited                     $    4,485,593    0.1%

             Food Products         4,279,500  Burns, Philp & Company Limited (c)                           1,686,536    0.0

             Metals & Mining       1,193,700  Alumina Limited                                              3,255,695    0.1
                                   5,598,254  BHP Billiton Limited                                        31,657,974    0.6
                                     914,391  BHP Steel Limited                                            1,939,071    0.0
                                     954,500  Rio Tinto Limited                                           18,975,443    0.3
                                   4,924,000  WMC Resources Limited (c)                                   12,320,835    0.2
                                                                                                      --------------  ------
                                                                                                          68,149,018    1.2

             Oil & Gas               801,500  Woodside Petroleum Limited                                   5,745,796    0.1

                                              Total Common Stocks in Australia                            80,066,943    1.4


Belgium      Diversified             726,318  Fortis                                                      12,115,572    0.2
             Financial Services

                                              Total Common Stocks in Belgium                              12,115,572    0.2


Brazil       Metals & Mining         153,600  Companhia Vale do Rio Doce (ADR)++++ (USD)                   4,055,040    0.1
                                      39,400  Companhia Vale do Rio Doce (ADR)++++ (USD)                   1,101,624    0.0
                                                                                                      --------------  ------
                                                                                                           5,156,664    0.1

             Oil & Gas               563,800  Petroleo Brasileiro SA--Petrobras (ADR)++++ (USD)           10,458,490    0.2

                                              Total Common Stocks in Brazil                               15,615,154    0.3


Canada       Communications        1,550,000  Nortel Networks Corporation (c)                              3,999,000    0.1
             Equipment

             Metals & Mining       1,250,000  Inco Limited (USD) (c)                                      22,975,000    0.4
                                   2,000,000  Placer Dome Inc.                                            19,780,000    0.3
                                                                                                      --------------  ------
                                                                                                          42,755,000    0.7

             Multiline Retail      1,365,500  Hudson's Bay Company                                         9,661,108    0.2

             Pharmaceuticals         400,000  Biovail Corporation (USD) (c)                               14,460,000    0.3

             Semiconductors          200,000  Genesis Microchip Incorporated (USD) (c)                     3,432,000    0.0
             & Semiconductor
             Equipment

             Wireless              1,846,500  Rogers Wireless Communications Inc. 'B' (USD) (c)           23,930,640    0.4
             Telecommunication
             Services

                                              Total Common Stocks in Canada                               98,237,748    1.7

Denmark      Commercial Services     244,337  ISS A/S                                                      9,145,215    0.2
             & Supplies

                                              Total Common Stocks in Denmark                               9,145,215    0.2

Finland      Communications          892,448  Nokia Oyj 'A'                                               15,098,941    0.2
             Equipment

                                              Total Common Stocks in Finland                              15,098,941    0.2



Portfolio Abbreviations

To simplify the currency denominations of Merrill Lynch Global
Allocation Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the currencies according to the list at right.

AUD            Australian Dollar
CAD            Canadian Dollar
DEM            German Deutschemark
EUR            Euro
GBP            Great Britain Pound
ITL            Italian Lira
JPY            Japanese Yen
NZD            New Zealand Dollar
SEK            Swedish Kronor
USD            United States Dollar



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Schedule of Investments (continued)
                                                                                                         Value        Percent of
Country      Industry++          Shares Held  Common Stocks                                        (in U.S. dollars)  Net Assets
France       Automobiles             241,107  PSA Peugeot Citroen                                     $   11,285,027    0.2%

             Commercial Banks        373,377  BNP Paribas SA                                              17,525,935    0.3

             Communications          244,500  Alcatel (ADR)++++ (USD) (c)                                  1,970,670    0.0
             Equipment

             Diversified             224,224  France Telecom SA                                            5,179,845    0.1
             Telecommunication        64,126  France Telecom SA (New Shares) (c)                           1,474,947    0.0
             Services                                                                                 --------------  ------
                                                                                                           6,654,792    0.1

             Hotels, Restaurants     336,617  Accor SA                                                    11,093,379    0.2
             & Leisure

             Insurance               484,931  Axa                                                          7,365,503    0.1

             Media                   648,880  Vivendi Universal SA                                        10,572,595    0.2

             Metals & Mining         394,164  Arcelor                                                      4,460,456    0.1
                                     190,928  Pechiney SA 'A'                                              5,508,008    0.1
                                                                                                      --------------  ------
                                                                                                           9,968,464    0.2

             Multi-Utilities         610,522  Suez SA                                                      9,940,792    0.2
             & Unregulated Power

             Multiline Retail         97,305  Pinault-Printemps-Redoute SA                                 6,797,886    0.1

             Oil & Gas               199,381  TotalFinaElf SA                                             26,144,841    0.5

             Pharmaceuticals         206,411  Aventis SA                                                  10,483,445    0.2

                                              Total Common Stocks in France                              129,803,329    2.3


Germany      Automobiles             152,047  Volkswagen AG                                                5,345,062    0.1

             Chemicals                48,852  Henkel KGaA                                                  2,779,371    0.0
                                     175,748  Linde AG                                                     6,621,512    0.1
                                                                                                      --------------  ------
                                                                                                           9,400,883    0.1

             Diversified             735,700  Deutsche Telekom AG (Registered Shares)                      9,836,077    0.2
             Telecommunication
             Services

             Electric Utilities      203,409  E.On AG                                                      9,736,224    0.2

                                              Total Common Stocks in Germany                              34,318,246    0.6


Hong Kong    Diversified           1,133,659  HSBC Holdings PLC                                           12,391,821    0.2
             Financial
             Services

             Industrial            2,820,950  Hutchison Whampoa Limited                                   15,697,967    0.3
             Conglomerates

                                              Total Common Stocks in Hong Kong                            28,089,788    0.5


India        IT Services             139,200  Infosys Technologies Limited                                 8,204,847    0.1

                                              Total Common Stocks in India                                 8,204,847    0.1


Indonesia    Paper & Forest        2,700,000  Asia Pacific Resources International
             Products                         Holdings Ltd. 'A' (c)                                          140,400    0.0

             Tobacco              26,299,500  PT Hanjaya Mandala Sampoerna Tbk                            10,839,997    0.2

                                              Total Common Stocks in Indonesia                            10,980,397    0.2


Ireland      Commercial Banks        748,921  Bank of Ireland                                              9,235,548    0.2

                                              Total Common Stocks in Ireland                               9,235,548    0.2


Israel       Communications        2,600,000  ECI Telecom Limited (U.S. Registered Shares)
             Equipment                        (USD) (c)                                                    5,460,000    0.1

                                              Total Common Stocks in Israel                                5,460,000    0.1



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Schedule of Investments (continued)
                                                                                                         Value        Percent of
Country      Industry++          Shares Held  Common Stocks                                        (in U.S. dollars)  Net Assets
Italy        Commercial Banks      6,594,415  Intesa BCI SpA                                          $   17,117,896    0.3%
                                   2,694,777  Unicredito Italiano SpA                                     11,794,914    0.2
                                                                                                      --------------  ------
                                                                                                          28,912,810    0.5

             Diversified           1,209,303  Telecom Italia SpA                                           9,872,197    0.1
             Telecommunication
             Services

             Oil & Gas               716,905  ENI SpA                                                     10,231,248    0.2

                                              Total Common Stocks in Italy                                49,016,255    0.8


Japan        Auto Components         220,000  TOYOTA INDUSTRIES CORPORATION                                3,255,911    0.1

             Automobiles           1,948,000  Fuji Heavy Industries, Ltd.                                  6,974,644    0.1
                                   3,282,000  Suzuki Motor Corporation                                    38,857,823    0.7
                                                                                                      --------------  ------
                                                                                                          45,832,467    0.8

             Beverages                 1,500  Coca-Cola Central Japan Co., Ltd.                            8,527,587    0.2
                                     593,100  Coca-Cola West Japan Company Limited                         9,876,711    0.2
                                     603,000  Hokkaido Coca-Cola Bottling Co., Ltd.                        2,629,214    0.0
                                     691,000  Kinki Coca-Cola Bottling Co., Ltd.                           3,939,963    0.1
                                   1,143,000  Mikuni Coca-Cola Bottling                                    8,366,921    0.1
                                                                                                      --------------  ------
                                                                                                          33,340,396    0.6

             Chemicals               368,400  Shin-Etsu Chemical Co., Ltd.                                11,027,905    0.2

             Construction &        1,852,000  Kinden Corporation                                           5,792,353    0.1
             Engineering

             Diversified                 740  Nippon Telegraph & Telephone Corporation (NTT)               2,593,661    0.0
             Telecommunication
             Services

             Electronic            1,299,000  Hitachi Ltd.                                                 4,335,083    0.1
             Equipment               103,000  Murata Manufacturing Co., Ltd.                               3,670,552    0.0
             & Instruments                                                                            --------------  ------
                                                                                                           8,005,635    0.1

             Household                56,400  Nintendo Company Ltd.                                        4,407,580    0.1
             Durables

             Household               419,700  Rohto Pharmaceutical Co., Ltd.                               3,051,148    0.1
             Products

             Insurance             8,998,600  Aioi Insurance Company, Limited                             19,919,759    0.4
                                   1,094,000  The Dowa Fire & Marine Insurance Co., Ltd.                   4,504,058    0.1
                                       8,817  Millea Holdings, Inc.                                       57,222,522    1.0
                                  11,836,350  Mitsui Marine and Fire Insurance Company, Ltd.              55,579,037    1.0
                                  12,926,000  The Nippon Fire & Marine Insurance Co., Ltd.                42,378,551    0.7
                                                                                                      --------------  ------
                                                                                                         179,603,927    3.2

             Multiline Retail        569,000  Ito-Yokado Co., Ltd.                                        13,382,903    0.2

             Office Electronics      707,000  Canon, Inc.                                                 28,574,040    0.5

             Pharmaceuticals         362,000  Takeda Chemical Industries, Ltd.                            13,264,632    0.2

                                              Total Common Stocks in Japan                               352,132,558    6.2


Mexico       Beverages               100,000  Fomento Economico Mexicano, SA de CV
                                              (ADR)++++ (USD)                                              3,796,000    0.1

             Food Products           700,000  Grupo Industrial Maseca SA de CV (ADR)++++ (USD)             3,500,000    0.0

             Media                   350,000  Grupo Televisa SA (ADR)++++ (USD) (c)                       10,619,000    0.2

                                              Total Common Stocks in Mexico                               17,915,000    0.3



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Schedule of Investments (continued)
                                                                                                         Value        Percent of
Country      Industry++          Shares Held  Common Stocks                                        (in U.S. dollars)  Net Assets
Netherlands  Chemicals               308,579  Akzo Nobel NV                                           $    6,859,936    0.1%

             Commercial Services     578,633  Buhrmann NV                                                  1,930,807    0.0
             & Supplies              621,067  Vedior NV 'A'                                                4,096,286    0.1
                                                                                                      --------------  ------
                                                                                                           6,027,093    0.1

             Diversified             748,365  ING Groep NV                                                12,151,806    0.2
             Financial Services

             Household Durables      421,558  Koninklijke (Royal) Philips Electronics NV                   7,842,550    0.1

             Insurance               545,967  Aegon NV                                                     5,550,715    0.1

             Media                   630,515  Wolters Kluwer NV 'A'                                        8,211,654    0.2

             Oil & Gas               607,061  Royal Dutch Petroleum Company                               24,829,654    0.4
                                     400,000  Royal Dutch Petroleum Company (NY Registered
                                              Shares) (USD)                                               16,352,000    0.3
                                                                                                      --------------  ------
                                                                                                          41,181,654    0.7

                                              Total Common Stocks in the Netherlands                      87,825,408    1.5


South        Paper & Forest          300,000  Sappi Limited (ADR)++++ (USD)                                3,705,000    0.1
Africa       Products

                                              Total Common Stocks in South Africa                          3,705,000    0.1


South Korea  Diversified           2,050,500  KT Corporation (ADR)++++ (USD)                              41,502,120    0.7
             Telecommunication
             Services

             Metals & Mining         296,330  POSCO                                                       24,999,033    0.5
                                   1,207,800  POSCO (ADR)++++ (USD)                                       24,820,290    0.4
                                                                                                      --------------  ------
                                                                                                          49,819,323    0.9

             Wireless                 18,840  SK Telecom Co., Ltd.                                         2,620,543    0.0
             Telecommunication       361,650  SK Telecom Co., Ltd. (ADR)++++ (USD)                         5,497,080    0.1
             Services                                                                                 --------------  ------
                                                                                                           8,117,623    0.1

                                              Total Common Stocks in South Korea                          99,439,066    1.7


Spain        Diversified             301,636  Telefonica SA (c)                                            3,335,963    0.1
             Telecommunication       179,615  Telefonica SA (ADR)++++ (USD) (c)                            5,972,195    0.1
             Services                  6,032  Telefonica SA (New Shares)                                      66,711    0.0

                                              Total Common Stocks in Spain                                 9,374,869    0.2


Sweden       Commercial Banks      1,948,113  Nordbanken Holding AB                                       10,336,333    0.2
                                     699,579  Skandinaviska Enskilda Banken (SEB) 'A'                      7,269,732    0.1
                                                                                                      --------------  ------
                                                                                                          17,606,065    0.3

             Paper & Forest           97,510  Svenska Cellulosa AB (SCA) 'B'                               3,302,110    0.1
             Products

                                              Total Common Stocks in Sweden                               20,908,175    0.4


Switzerland  Commercial Banks        391,450  Credit Suisse Group                                          9,351,161    0.2

             Construction             58,718  Holcim Ltd. 'B'                                             11,018,013    0.2
             Materials

             Food Products           103,669  Nestle SA (Registered Shares)                               21,134,320    0.4

             Pharmaceuticals         440,462  Novartis AG (Registered Shares)                             17,374,266    0.3
                                     205,578  Roche Holding AG                                            13,080,721    0.2
                                                                                                      --------------  ------
                                                                                                          30,454,987    0.5

                                              Total Common Stocks in Switzerland                          71,958,481    1.3



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Schedule of Investments (continued)
                                                                                                         Value        Percent of
Country      Industry++          Shares Held  Common Stocks                                        (in U.S. dollars)  Net Assets
United       Commercial Banks      2,813,802  Barclays PLC                                            $   19,438,981    0.3%
Kingdom                              574,664  HSBC Holdings PLC                                            6,296,024    0.1
                                     715,081  Royal Bank of Scotland Group PLC                            18,754,642    0.4
                                                                                                      --------------  ------
                                                                                                          44,489,647    0.8

             Commercial            2,828,895  Chubb PLC                                                    3,017,957    0.0
             Services              2,344,835  Hays PLC                                                     3,129,275    0.1
             & Supplies                                                                               --------------  ------
                                                                                                           6,147,232    0.1

             Diversified           2,845,602  BT Group PLC                                                 8,152,265    0.1
             Telecommunication
             Services

             Food & Staples          840,765  Boots Group PLC                                              7,692,988    0.1
             Retailing             2,142,150  J Sainsbury PLC                                              8,097,034    0.2
                                                                                                      --------------  ------
                                                                                                          15,790,022    0.3

             Food Products         2,668,578  Unilever PLC                                                26,230,101    0.5

             Hotels, Restaurants     518,991  InterContinental Hotels Group PLC (c)                        3,152,014    0.1
             & Leisure                     1  Mitchells & Butlers PLC (c)                                          2    0.0
                                                                                                      --------------  ------
                                                                                                           3,152,016    0.1

             Industrial              740,856  Smiths Industries PLC                                        7,921,453    0.1
             Conglomerates

             Insurance             1,178,069  AVIVA PLC                                                    8,284,539    0.2
                                   1,060,234  Prudential Corporation PLC                                   6,490,011    0.1
                                                                                                      --------------  ------
                                                                                                          14,774,550    0.3

             Metals & Mining         583,609  Anglo American PLC                                           8,357,472    0.1

             Oil & Gas             1,797,745  BP Amoco PLC                                                11,392,426    0.2

             Pharmaceuticals       1,577,627  GlaxoSmithKline PLC                                         31,618,904    0.6

             Transportation        1,001,702  BAA PLC                                                      7,732,690    0.1
             Infrastructure

             Wireless             11,306,978  Vodafone Group PLC                                          22,318,163    0.4
             Telecommunication
             Services

                                              Total Common Stocks in the
                                              United Kingdom                                             208,076,941    3.7


United       Aerospace & Defense     100,000  General Dynamics Corporation                                 6,207,000    0.1
States
             Air Freight &           100,000  Airborne, Inc.                                               1,986,000    0.0
             Logistics                71,500  FedEx Corp.                                                  4,281,420    0.1
                                                                                                      --------------  ------
                                                                                                           6,267,420    0.1

             Auto Components         900,000  The Goodyear Tire & Rubber Company                           5,148,000    0.1

             Beverages               200,000  PepsiAmericas, Inc.                                          2,498,000    0.1
                                      19,100  PepsiCo, Inc.                                                  826,648    0.0
                                                                                                      --------------  ------
                                                                                                           3,324,648    0.1

             Chemicals               300,000  E.I. du Pont de Nemours and Company                         12,759,000    0.2

             Commercial Banks        450,000  The Bank of New York Company, Inc.                          11,902,500    0.2
                                     118,922  Beneficial Interest in the Liquidating Trust of
                                              Geotek Communications, Inc. (Units) (o)                        178,383    0.0
                                     250,000  Charter One Financial, Inc.                                  7,262,500    0.1
                                     350,000  KeyCorp                                                      8,438,500    0.1
                                      75,000  Mellon Financial Corporation                                 1,983,750    0.0
                                     150,000  Riggs National Corporation                                   2,076,000    0.1
                                     689,400  Santander BanCorp                                            9,858,420    0.2
                                                                                                      --------------  ------
                                                                                                          41,700,053    0.7



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Schedule of Investments (continued)
                                                                                                         Value        Percent of
Country      Industry++          Shares Held  Common Stocks                                        (in U.S. dollars)  Net Assets
United       Commercial            1,350,000  Cendant Corporation (c)                                 $   19,278,000    0.3%
States       Services                299,800  Concord EFS, Inc. (c)                                        4,146,234    0.1
(continued)  & Supplies            1,000,000  Information Resources, Inc. (c)                              2,350,000    0.0
                                     150,000  R.R. Donnelley & Sons Company                                3,024,000    0.1
                                     600,000  TeleTech Holdings, Inc. (c)                                  2,448,000    0.0
                                     150,000  Waste Management, Inc.                                       3,258,000    0.1
                                                                                                      --------------  ------
                                                                                                          34,504,234    0.6

             Communications        1,300,000  3Com Corporation (c)                                         6,760,000    0.1
             Equipment             1,875,000  ADC Telecommunications, Inc. (c)                             4,477,500    0.1
                                     900,000  Cisco Systems, Inc. (c)                                     13,536,000    0.2
                                     200,000  Comverse Technology, Inc. (c)                                2,614,000    0.0
                                     250,000  Corning Incorporated (c)                                     1,355,000    0.0
                                   1,621,200  Lucent Technologies Inc. (c)                                 2,918,160    0.1
                                   1,400,000  Motorola, Inc.                                              11,074,000    0.2
                                     305,055  NTL Incorporated (c)                                         5,185,935    0.1
                                     600,000  QUALCOMM Inc.                                               19,134,000    0.3
                                     500,000  Tellabs, Inc. (c)                                            3,090,000    0.1
                                                                                                      --------------  ------
                                                                                                          70,144,595    1.2

             Computers &             375,000  Apple Computer, Inc. (c)                                     5,325,000    0.1
             Peripherals           1,700,000  EMC Corporation (c)                                         15,453,000    0.3
                                   1,164,332  Hewlett-Packard Company                                     18,978,612    0.3
                                      50,000  International Business Machines Corporation                  4,245,000    0.1
                                     100,000  NCR Corporation (c)                                          2,192,000    0.0
                                   1,950,000  Sun Microsystems, Inc. (c)                                   6,435,000    0.1
                                                                                                      --------------  ------
                                                                                                          52,628,612    0.9

             Construction            200,000  Chicago Bridge & Iron Company NV
             & Engineering                    (NY Registered Shares)                                       4,000,000    0.1
                                   3,537,300  Foster Wheeler Ltd. (b)(c)                                   7,428,330    0.1
                                   4,838,000  McDermott International, Inc. (b)(c)                        15,723,500    0.3
                                   2,938,700  Quanta Services, Inc. (c)                                   10,138,515    0.2
                                     100,000  The Shaw Group Inc. (c)                                      1,165,000    0.0
                                                                                                      --------------  ------
                                                                                                          38,455,345    0.7

             Containers &            600,000  Crown Holdings, Inc. (c)                                     3,180,000    0.0
             Packaging               290,000  Smurfit-Stone Container Corporation (c)                      4,080,300    0.1
                                                                                                      --------------  ------
                                                                                                           7,260,300    0.1

             Diversified           1,750,000  CIT Group Inc.                                              35,647,500    0.6
             Financial             1,900,000  Citigroup Inc. (f)                                          74,575,000    1.3
             Services                100,000  Freddie Mac                                                  5,790,000    0.1
                                     650,000  J.P. Morgan Chase & Co.                                     19,077,500    0.3
                                   2,700,000  Knight Trading Group, Inc. (c)                              13,662,000    0.3
                                     275,000  Morgan Stanley                                              12,306,250    0.2
                                     250,000  Saxon Capital, Inc. (c)                                      3,687,500    0.1
                                                                                                      --------------  ------
                                                                                                         164,745,750    2.9


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Schedule of Investments (continued)
                                                                                                         Value        Percent of
Country      Industry++          Shares Held  Common Stocks                                        (in U.S. dollars)  Net Assets
United       Diversified             449,900  ALLTEL Corporation                                      $   21,082,314    0.4%
States       Telecommunication       500,000  AT&T Corp.                                                   8,525,000    0.1
(continued)  Services                800,000  BellSouth Corporation                                       20,392,000    0.3
                                   1,000,000  Broadwing Inc. (c)                                           4,630,000    0.1
                                   1,500,000  General Communication, Inc. (Class A) (c)                    9,286,500    0.2
                                       5,700  McLeod USA Incorporated (Class A) (c)                                0    0.0
                                   1,200,000  SBC Communications Inc.                                     28,032,000    0.5
                                     800,000  Sprint Corporation                                           9,208,000    0.1
                                      54,200  UTStarcom, Inc. (c)                                          1,179,988    0.0
                                   1,000,000  Verizon Communications                                      37,380,000    0.7
                                     362,307  WilTel Communications, Inc. (c)                              3,985,377    0.1
                                                                                                      --------------  ------
                                                                                                         143,701,179    2.5

             Electric                100,000  DQE, Inc.                                                    1,360,000    0.0
             Utilities               250,600  DTE Energy Company                                          10,104,192    0.2
                                     550,000  PPL Corporation                                             19,910,000    0.4
                                                                                                      --------------  ------
                                                                                                          31,374,192    0.6

             Electronic              700,100  Agilent Technologies, Inc. (c)                              11,215,602    0.2
             Equipment               300,000  Waters Corporation (c)                                       7,203,000    0.1
             & Instruments                                                                            --------------  ------
                                                                                                          18,418,602    0.3

             Energy Equipment        265,600  ENSCO International Incorporated                             6,746,240    0.1
             & Service               600,000  GlobalSantaFe Corporation                                   12,696,000    0.2
                                     120,000  Halliburton Company                                          2,569,200    0.0
                                     300,000  Input/Output, Inc. (c)                                         933,000    0.0
                                     300,000  Key Energy Services, Inc. (c)                                3,021,000    0.1
                                     400,000  Rowan Companies, Inc.                                        8,200,000    0.2
                                     475,000  Schlumberger Limited                                        19,916,750    0.4
                                     128,800  Veritas DGC Inc. (c)                                           882,280    0.0
                                                                                                      --------------  ------
                                                                                                          54,964,470    1.0

             Food & Staples          250,000  CVS Corporation                                              6,052,500    0.1
             Retailing               200,000  Duane Read Inc. (c)                                          2,690,000    0.1
                                     175,000  The Kroger Co. (c)                                           2,502,500    0.0
                                                                                                      --------------  ------
                                                                                                          11,245,000    0.2

             Food Products         3,000,000  Tyson Foods, Inc. (Class A)                                 28,890,000    0.5

             Health Care             200,000  Aetna Inc. (New Shares)                                      9,960,000    0.2
             Providers               650,000  Andrx Group (c)                                             10,491,000    0.2
             & Services            7,457,800  Beverly Enterprises, Inc. (b)(c)                            14,244,398    0.2
                                     200,000  Humana Inc. (c)                                              2,210,000    0.0
                                     175,000  LifePoint Hospitals, Inc. (c)                                3,416,000    0.1
                                     200,000  Manor Care, Inc. (c)                                         3,890,000    0.1
                                   1,665,800  Stewart Enterprises, Inc. (Class A) (c)                      4,880,794    0.1
                                     200,000  Tenet Healthcare Corporation (c)                             2,968,000    0.0
                                     150,000  Triad Hospitals, Inc. (c)                                    3,301,500    0.1
                                     250,000  WellChoice Inc. (c)                                          5,325,000    0.1
                                                                                                      --------------  ------
                                                                                                          60,686,692    1.1



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Schedule of Investments (continued)
                                                                                                         Value        Percent of
Country      Industry++          Shares Held  Common Stocks                                        (in U.S. dollars)  Net Assets
United       Hotels, Restaurants     167,000  McDonald's Corporation                                  $    2,855,700    0.1%
States       & Leisure
(continued)
             Household Durables    2,024,000  Metromedia International Group, Inc. (c)                        80,960    0.0

             Household Products      250,000  Kimberly-Clark Corporation                                  12,442,500    0.2

             IT Services              50,000  Computer Sciences Corporation (c)                            1,647,500    0.0
                                     358,100  Sykes Enterprises, Incorporated (c)                          1,625,774    0.0
                                     365,500  Unisys Corporation (c)                                       3,801,200    0.1
                                                                                                      --------------  ------
                                                                                                           7,074,474    0.1

             Industrial            2,200,000  General Electric Company                                    64,790,000    1.1
             Conglomerates            40,000  Textron, Inc.                                                1,179,600    0.0
                                   1,400,000  Tyco International Ltd.                                     21,840,000    0.4
                                                                                                      --------------  ------
                                                                                                          87,809,600    1.5

             Insurance               850,000  ACE Limited (f)                                             28,118,000    0.5
                                     400,000  The Allstate Corporation                                    15,116,000    0.3
                                     950,000  American International Group, Inc.                          55,052,500    1.0
                                     250,000  Horace Mann Educators Corporation                            3,692,500    0.1
                                     325,000  MetLife, Inc.                                                9,337,250    0.1
                                     330,300  Prudential Financial, Inc.                                  10,559,691    0.2
                                     432,086  Travelers Property Casualty Corp. (Class A)                  7,012,756    0.1
                                     168,653  Travelers Property Casualty Corp. (Class B)                  2,740,611    0.0
                                     150,000  XL Capital Ltd. (Class A)                                   12,345,000    0.2
                                                                                                      --------------  ------
                                                                                                         143,974,308    2.5

             Leisure Equipment        75,000  Eastman Kodak Company                                        2,243,250    0.0
             & Products

             Machinery               100,000  Deere & Company                                              4,403,000    0.1
                                     350,000  Pall Corporation                                             7,392,000    0.1
                                                                                                      --------------  ------
                                                                                                          11,795,000    0.2

             Media                   700,000  AOL Time Warner Inc. (c)                                     9,576,000    0.2
                                     532,966  Comcast Corporation (Class A) (c)                           17,006,945    0.3
                                     252,000  The Walt Disney Company                                      4,702,320    0.1
                                                                                                      --------------  ------
                                                                                                          31,285,265    0.6

             Metals & Mining         500,000  AK Steel Holding Corporation (c)                             1,460,000    0.0
                                     360,000  Alcoa Inc.                                                   8,254,800    0.2
                                     500,000  Arch Coal, Inc.                                              9,040,000    0.2
                                     100,000  CONSOL Energy Inc.                                           1,720,000    0.0
                                     667,400  Commonwealth Industries, Inc.                                3,236,890    0.1
                                   1,200,000  Freeport-McMoRan Copper & Gold, Inc. (Class B)              20,772,000    0.4
                                     250,000  Newmont Mining Corporation                                   6,755,000    0.1
                                     175,000  Nucor Corporation                                            7,148,750    0.1
                                   2,153,411  Rouge Industries, Inc. (Class A) (b)(c)                        925,967    0.0
                                     500,000  United States Steel Corporation                              7,160,000    0.1
                                                                                                      --------------  ------
                                                                                                          66,473,407    1.2

             Multi-Utilities       2,425,500  The AES Corporation (c)                                     14,577,255    0.3
             & Unregulated           500,000  Calpine Corporation (c)                                      2,685,000    0.0
             Power                 8,000,000  El Paso Corporation                                         60,000,000    1.0
                                   1,000,000  Mirant Corporation (c)                                       3,310,000    0.1
                                     151,600  SCANA Corporation                                            4,811,784    0.1
                                     800,000  The Williams Companies, Inc.                                 5,560,000    0.1
                                                                                                      --------------  ------
                                                                                                          90,944,039    1.6



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Schedule of Investments (continued)
                                                                                                         Value        Percent of
Country      Industry++          Shares Held  Common Stocks                                        (in U.S. dollars)  Net Assets
United       Office                  500,000  Xerox Corporation (c)                                   $    4,930,000    0.1%
States       Electronics
(continued)
             Oil & Gas               150,000  Amerada Hess Corporation                                     6,772,500    0.1
                                     100,000  Anadarko Petroleum Corporation                               4,440,000    0.1
                                      55,000  Burlington Resources Inc.                                    2,547,050    0.0
                                     600,000  ChevronTexaco Corporation                                   37,686,000    0.7
                                     200,000  ConocoPhillips                                              10,060,000    0.2
                                      50,000  Devon Energy Corporation                                     2,362,500    0.0
                                      50,000  EOG Resources, Inc.                                          1,869,000    0.0
                                     600,000  ExxonMobil Corporation                                      21,120,000    0.4
                                   1,000,000  Kerr-McGee Corporation                                      42,110,000    0.7
                                     750,000  Marathon Oil Corporation                                    17,077,500    0.3
                                     150,000  Noble Energy, Inc.                                           4,980,000    0.1
                                     600,000  Occidental Petroleum Corporation                            17,910,000    0.3
                                     450,000  Stone Energy Corporation (c)                                15,808,500    0.3
                                      25,000  Sunoco, Inc.                                                   930,250    0.0
                                     200,000  Tom Brown, Inc. (c)                                          4,904,000    0.1
                                     800,000  Unocal Corporation                                          22,160,000    0.4
                                                                                                      --------------  ------
                                                                                                         212,737,300    3.7

             Paper &                 250,000  Bowater Incorporated                                         9,732,500    0.2
             Forest                  272,200  Deltic Timber Corporation                                    6,658,012    0.1
             Products              1,000,000  Louisiana-Pacific Corporation (c)                            8,080,000    0.1
                                                                                                      --------------  ------
                                                                                                          24,470,512    0.4

             Personal Products       249,900  The Gillette Company                                         7,609,455    0.1

             Pharmaceuticals       1,000,000  Bristol-Myers Squibb Company                                25,540,000    0.5
                                     250,000  Eli Lilly and Company                                       15,955,000    0.3
                                     600,000  Merck & Co., Inc.                                           34,908,000    0.6
                                   2,420,000  Pfizer Inc.                                                 74,415,000    1.3
                                   1,150,000  Schering-Plough Corporation                                 20,815,000    0.4
                                     300,000  Wyeth                                                       13,059,000    0.2
                                                                                                      --------------  ------
                                                                                                         184,692,000    3.3

             Real Estate             450,000  American Financial Realty Trust (c)                          5,220,000    0.1
                                     400,000  CarrAmerica Realty Corporation                              10,432,000    0.2
                                     600,000  Catellus Development Corporation (c)                        12,708,000    0.2
                                     597,500  Friedman, Billings, Ramsey Group, Inc. (Class A)             6,560,550    0.1
                                   8,380,000  La Quinta Corporation (b)(c)                                28,408,200    0.5
                                     500,000  Nationwide Health Properties, Inc.                           7,000,000    0.1
                                     200,000  The St. Joe Company                                          5,860,000    0.1
                                     800,000  Trizec Properties, Inc.                                      7,448,000    0.2
                                                                                                      --------------  ------
                                                                                                          83,636,750    1.5

             Road & Rail             100,000  Swift Transportation Co., Inc. (c)                           1,812,000    0.0
                                      74,000  Union Pacific Corporation                                    4,404,480    0.1
                                                                                                      --------------  ------
                                                                                                           6,216,480    0.1



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Schedule of Investments (continued)
                                                                                                         Value        Percent of
Country      Industry++          Shares Held  Common Stocks                                        (in U.S. dollars)  Net Assets
United       Semiconductors        1,501,100  Advanced Micro Devices, Inc. (c)                        $   11,168,184    0.2%
States       & Semiconductor       1,521,558  Agere Systems Inc. (Class A) (c)                             2,723,589    0.1
(concluded)  Equipment               529,125  Agere Systems Inc. (Class B) (c)                               904,804    0.0
                                     150,000  Analog Devices, Inc. (c)                                     4,968,000    0.1
                                     300,000  Broadcom Corporation (Class A) (c)                           5,367,000    0.1
                                     398,200  Intel Corporation                                            7,326,880    0.1
                                   1,800,000  Lattice Semiconductor Corporation (c)                       15,624,000    0.3
                                     100,000  MIPS Technologies, Inc. (Class B) (c)                          188,000    0.0
                                     800,000  Micron Technology, Inc. (c)(g)                               6,800,000    0.1
                                     600,000  National Semiconductor Corporation (c)                      11,238,000    0.2
                                                                                                      --------------  ------
                                                                                                          66,308,457    1.2

             Software                200,000  Borland Software Corporation (c)                             1,814,000    0.0
                                     100,000  Citrix Systems, Inc. (c)                                     1,896,000    0.0
                                   3,300,000  Computer Associates International, Inc.                     53,592,000    1.0
                                     300,000  Compuware Corporation (c)                                    1,317,000    0.0
                                   2,800,000  Microsoft Corporation (f)                                   71,596,000    1.3
                                     350,000  THQ Inc. (c)                                                 4,945,500    0.1
                                                                                                      --------------  ------
                                                                                                         135,160,500    2.4

             Specialty Retail      1,200,000  Circuit City Stores--Circuit City Group                      6,876,000    0.1
                                     950,000  The Home Depot, Inc.                                        26,723,500    0.5
                                     700,000  Toys 'R' Us, Inc. (c)                                        7,175,000    0.1
                                                                                                      --------------  ------
                                                                                                          40,774,500    0.7

             Textiles, Apparel       550,000  Unifi, Inc. (c)                                              3,272,500    0.1
             & Luxury Goods

             Tobacco                 300,000  Altria Group, Inc.                                           9,228,000    0.2
                                   2,100,000  DIMON Incorporated                                          13,776,000    0.2
                                                                                                      --------------  ------
                                                                                                          23,004,000    0.4

             Wireless              3,010,000  AT&T Wireless Services Inc. (c)                             19,444,600    0.3
             Telecommunication     2,500,000  Sprint Corp. (PCS Group) (c)                                 8,750,000    0.2
             Services                                                                                 --------------  ------
                                                                                                          28,194,600    0.5

                                              Total Common Stocks in the United States                 2,070,410,649   36.4

                                              Total Investments in Common Stocks
                                              (Cost--$3,764,434,972)                                   3,447,134,130   60.6


                                              Equity Closed-End Funds
South Korea  Diversified             500,000  Korea Fund (USD)                                             6,450,000    0.1
             Financial
             Services

                                              Total Equity Closed-End Funds in
                                              South Korea                                                  6,450,000    0.1


United       Diversified             190,000  Telecom HOLDRs Trust (k)                                     4,769,000    0.1
States       Telecommunication
             Services

             Internet Software       750,000  Broadband HOLDRs Trust (b)(c)(i)                             6,022,500    0.1
             & Services

             Pharmaceuticals         200,000  Pharmaceutical HOLDRs Trust (j)                             15,340,000    0.3

             Semiconductors          400,000  Semiconductor HOLDRs Trust (l)                              10,556,000    0.2
             & Semiconductor
             Equipment

                                              Total Equity Closed-End Funds in the
                                              United States                                               36,687,500    0.7

                                              Total Investments in Equity Closed-End
                                              Funds (Cost--$57,920,393)                                   43,137,500    0.8



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Schedule of Investments (continued)
                                                                                                         Value        Percent of
Country      Industry++          Shares Held  Preferred Stocks                                     (in U.S. dollars)  Net Assets
Australia    Commercial Banks        307,600  National Australia Bank Limited (7.875%
                                              Convertible) (USD)                                      $   11,227,400    0.2%

                                              Total Preferred Stocks in Australia                         11,227,400    0.2


Germany      Chemicals               125,056  Henkel KGaA                                                  8,119,749    0.1

                                              Total Preferred Stocks in Germany                            8,119,749    0.1


Portugal     Commercial Banks        181,400  BCP International Bank (8% Convertible) (USD)                8,707,200    0.2

                                              Total Preferred Stocks in Portugal                           8,707,200    0.2


United       Communications                   Diva Systems Corp. (Convertible):
States       Equipment             2,000,000    Series C                                                       2,000    0.0
                                   2,000,000    Series D                                                       2,000    0.0
                                              Lucent Technologies Inc.:
                                      19,990    (8% Convertible)                                          19,140,425    0.3
                                      12,040    (8% Convertible) (g)                                      11,528,300    0.2
                                         499  NTL Europe, Inc.                                                 1,547    0.0
                                                                                                      --------------  ------
                                                                                                          30,674,272    0.5

             Diversified             104,238  McLeodUSA Incorporated (7% Convertible,
             Telecommunication                Series A)                                                      317,926    0.0
             Services

             Metals & Mining                  Freeport-McMoRan Copper & Gold Inc.:
                                     284,100    (5% Convertible, Series A)                                 6,045,648    0.1
                                     219,000    (3.50% Convertible-Gold, Series B)                         7,325,550    0.1
                                                                                                      --------------  ------
                                                                                                          13,371,198    0.2

             Real Estate             324,100  Apartment Investment & Management Co.
                                              (9.375%, Series G)                                           8,669,675    0.2
                                     215,600  Crown American Realty Trust (11%, Series A)                 12,343,100    0.2
                                     495,000  Prime Retail, Inc. (10.50%, Series A)                        4,653,000    0.1
                                                                                                      --------------  ------
                                                                                                          25,665,775    0.5

             Road & Rail           2,000,000  Union Pacific Capital Trust (6.25% Convertible)              2,024,698    0.1

                                              Total Preferred Stocks in the United States                 72,053,869    1.3

                                              Total Investments in Preferred Stocks
                                              (Cost--$117,960,969)                                       100,108,218    1.8


                                              Warrants (h)
Russia       Communications           47,330  Metromedia International (USD)                                      47    0.0
             Equipment

                                              Total Warrants in Russia                                            47    0.0


United       Communications       70,535,725  Metromedia Fiber Network                                        70,536    0.0
States       Equipment

             Diversified           3,710,433  Citigroup Inc.                                               3,636,224    0.1
             Financial
             Services

             Diversified             230,981  McLeodUSA Incorporated                                           4,620    0.0
             Telecommunication
             Services

                                              Total Warrants in the United States                          3,711,380    0.1

                                              Total Investments in Warrants
                                              (Cost--$17,141,035)                                          3,711,427    0.1



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Schedule of Investments (continued)
                           Currency      Face                                                            Value        Percent of
Country      Industry++  Denomination  Amount  Fixed Income Securities                              (in U.S. dollars)  Net Assets
Brazil       Chemicals     USD    13,000,000  Globo Comunicacoes e Participacoes, Ltd.,
                                              10.625% due 12/05/2008 (c)(g)                           $    3,770,000    0.0%

             Commercial    USD     4,000,000  Banco Nacional de Desenvolvimiento Economico
             Banks                            e Social, 20.369% due 6/16/2008 (a)(e)                       3,980,000    0.1

                                              Total Fixed Income Securities in Brazil                      7,750,000    0.1


Canada       Foreign       CAD   120,275,000  Canadian Government Bonds, 5.75% due
             Government                       6/01/2003                                                   84,012,247    1.5
             Obligations

                                              Total Fixed Income Securities in Canada                     84,012,247    1.5


Cayman       Diversified                      SMFG Finance (Cayman) Ltd. (Convertible Bonds):
Islands      Financial     JPY   543,000,000    2.25% due 7/11/2005                                        3,113,129    0.1
             Services      JPY   540,000,000    2.25% due 7/11/2005 (g)                                    3,078,987    0.0

                                              Total Fixed Income Securities in the
                                              Cayman Islands                                               6,192,116    0.1


Europe       Commercial    EUR    41,250,000  European Investment Bank, 5.25% due 4/15/2004               47,089,634    0.8
             Banks

                                              Total Fixed Income Securities in Europe                     47,089,634    0.8


France       Containers &  EUR    14,500,000  Crown Cork & Seal SA, 6% due 12/06/2004                     16,182,006    0.3
             Packaging     USD     5,480,000  Crown Euro Holdings SA, 10.875% due
                                              3/01/2013 (g)                                                5,904,700    0.1
                                                                                                      --------------  ------
                                                                                                          22,086,706    0.4

             Real Estate   EUR    19,879,480  Societe Fonciere Lyonnaise SA, 4% due
                                              10/31/2004 (Convertible Bonds)                              24,776,042    0.4

                                              Total Fixed Income Securities in France                     46,862,748    0.8


Germany      Foreign                          Bundesobligation:
             Government    EUR   140,000,000    3.75% due 8/26/2003                                      156,877,832    2.8
             Obligations   EUR   180,000,000    3.25% due 2/17/2004                                      202,236,821    3.5

                                              Total Fixed Income Securities in Germany                   359,114,653    6.3


Luxembourg   Industrial                       Tyco International Group SA:
             Conglomerates USD     6,600,000    5.875% due 11/01/2004                                      6,666,000    0.1
                           EUR     2,725,000    4.375% due 11/19/2004                                      2,980,279    0.1
                           USD     5,750,000    2.75% due 1/15/2018 (Convertible Bonds) (g)                5,829,063    0.1

                                              Total Fixed Income Securities in Luxembourg                 15,475,342    0.3


Mexico       Oil & Gas                        Petroleos Mexicanos:
                           GBP     4,930,000    14.50% due 3/31/2006                                       9,343,152    0.2
                           ITL 3,970,000,000    7.375% due 8/13/2007                                       2,356,818    0.0
                           USD     5,000,000    9.50% due 9/15/2027                                        5,950,000    0.1

                                              Total Fixed Income Securities in Mexico                     17,649,970    0.3


Netherlands  Electrical    EUR    21,000,000  Infineon Technology Holdings,  4.25% due
             Equipment                        2/06/2007 (Convertible Bonds)                               19,276,117    0.3

             Food Products                    Royal Numico NV (Convertible Bonds):
                           EUR     3,300,000    1.50% due 9/22/2004                                        3,555,745    0.0
                           EUR     5,800,000    4.25% due 6/26/2005                                        5,388,608    0.1
                                                                                                      --------------  ------
                                                                                                           8,944,353    0.1

             Media         USD    35,000,000  United Pan-Europe Communications, 0/13.75%
                                              due 2/01/2010 (c)(d)                                         3,368,750    0.1

                                              Total Fixed Income Securities in the
                                              Netherlands                                                 31,589,220    0.5



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Schedule of Investments (continued)
                           Currency      Face                                                            Value        Percent of
Country      Industry++  Denomination  Amount  Fixed Income Securities                              (in U.S. dollars)  Net Assets
New          Foreign        NZD   15,000,000  New Zealand Index Linked Notes, 4.50% due
Zealand      Government                       2/14/2016                                               $   10,537,233    0.2%
             Obligations

                                              Total Fixed Income Securities in New Zealand                10,537,233    0.2


South        Diversified    USD    4,750,000  Momenta Cayman, 2.50% due 8/01/2007
Korea        Financial                        (Convertible Bonds)                                          4,263,125    0.1
             Services

                                              Total Fixed Income Securities in South Korea                 4,263,125    0.1


Sweden       Industrial     USD      825,000  Stena AB, 9.625% due 12/01/2012                                907,500    0.0
             Conglomerates
                                              Total Fixed Income Securities in Sweden                        907,500    0.0


United       Diversified    USD    2,750,000  Swiss Life Finance, 2% due 5/20/2005
Kingdom      Financial                        (Convertible Bonds)                                          2,846,250    0.1
             Services

             Diversified                      Colt Telecom Group PLC:
             Telecommuni-   DEM   27,400,000    2% due 8/06/2005                                          12,195,150    0.2
             cation         EUR   14,950,000    2% due 3/29/2006                                          11,678,944    0.2
             Services                                                                                 --------------  ------
                                                                                                          23,874,094    0.4

                                              Total Fixed Income Securities in the
                                              United Kingdom                                              26,720,344    0.5


United       Aerospace      USD    3,700,000  GenCorp Inc., 5.75% due 4/15/2007
States       & Defense                        (Convertible Bonds)                                          3,320,750    0.1

             Communi-       USD    8,200,000  Corning Glass, 7% due 3/15/2007                              7,974,500    0.2
             cations        USD   42,850,000  Corning Incorporated, 0% due 11/08/2015
             Equipment                        (Convertible Bonds) (d)                                     30,423,500    0.5
                            USD    7,325,000  Lucent Technologies Inc., 6.50% due 1/15/2028                5,347,250    0.1
                                              Metromedia Fiber Network:
                            USD   33,027,702    8.75% due 9/30/2006 (e)                                   29,064,378    0.5
                            USD   19,750,000    10% due 12/15/2009 (c)                                       666,563    0.0
                            EUR    8,950,000    10% due 12/15/2009 (c)                                       274,676    0.0
                                                                                                      --------------  ------
                                                                                                          73,750,867    1.3

             Computers &    USD      820,000  Quantum Corporation, 7% due 8/01/2004
             Peripherals                      (Convertible Bonds)                                            791,300    0.0

             Construction &                   Foster Wheeler Ltd. (b):
             Engineering    USD   37,525,000    6.75% due 11/15/2005                                      22,515,000    0.4
                            USD   58,350,000    6.50% due 6/01/2007 (Convertible Bonds) (g)               17,869,687    0.3
                            USD    4,150,000  McDermott International, Inc., 7.84% due
                                              4/04/2005 (b)                                                3,610,500    0.1
                            USD   31,125,000  Shaw Group Inc., 0% due 5/01/2021
                                              (Convertible Bonds) (d)                                     19,608,750    0.3
                                                                                                      --------------  ------
                                                                                                          63,603,937    1.1

             Containers     USD    9,850,000  Anchor Glass Container, 11% due 2/15/2013 (g)               10,441,000    0.2
             & Packaging    USD    4,250,000  Constar International, 11% due 12/01/2012                    4,462,500    0.1
                            USD    6,570,000  Crown Cork & Seal Company, Inc., 7.50% due
                                              12/15/2096                                                   4,631,850    0.1
                                                                                                      --------------  ------
                                                                                                          19,535,350    0.4

             Diversified    USD   12,375,000  Avaya Inc., 11.125% due 4/01/2009                           13,674,375    0.2
             Telecommuni-   USD   10,864,048  TSI Telecom, Term, due 12/31/2006                           10,538,127    0.2
             cation                           Wiltel Communications Group, Inc.:
             Services       USD    4,451,613    Term, due 9/08/2006                                        3,828,387    0.1
                            USD    3,173,077    Term B, due 9/08/2006                                      2,728,846    0.0
                                              WorldCom Inc. (c):
                            EUR   88,640,000    6.75% due 5/15/2008                                       27,698,238    0.5
                            GBP   46,180,000    7.25% due 5/15/2008                                       20,666,023    0.4
                                                                                                      --------------  ------
                                                                                                          79,133,996    1.4



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Schedule of Investments (continued)
                           Currency      Face                                                            Value        Percent of
Country      Industry++  Denomination  Amount  Fixed Income Securities                              (in U.S. dollars)  Net Assets
United       Electric       USD   70,712,690  Empresa Electricidade del Norte, 4% due
States       Utilities                        11/05/2017                                              $   40,306,233    0.7%
(continued)                                   Pacific Gas & Electric:
                            USD    4,525,000    6.25% due 8/01/2003                                        4,513,687    0.1
                            USD    1,815,000    5.875% due 10/01/2005                                      1,787,775    0.0
                                              Southern California Edison:
                            USD      460,000    6.25% due 6/15/2003                                          460,000    0.0
                            USD    2,834,000    5.875% due 9/01/2004                                       2,848,170    0.1
                                                                                                      --------------  ------
                                                                                                          49,915,865    0.9

             Electronic                       Avnet Inc.:
             Equipment      USD    4,125,000    7.875% due 2/15/2005                                       4,217,812    0.1
             & Instruments  USD    5,000,000    8% due 11/15/2006                                          5,200,000    0.1
                                              Solectron Corporation (Convertible Bonds) (d):
                            USD    1,400,000    0% due 5/08/2020                                             866,250    0.0
                            USD   80,725,000    0% due 11/20/2020                                         43,692,406    0.8
                                                                                                      --------------  ------
                                                                                                          53,976,468    1.0

             Food           USD   12,325,000  Burns, Philp & Company Capital, 10.75% due
             Products                         2/15/2011 (g)                                               13,249,375    0.2
                            USD   10,000,000  Tom's Foods Inc., 10.50% due 11/01/2004                      9,300,000    0.2
                                                                                                      --------------  ------
                                                                                                          22,549,375    0.4

             Health Care                      Nektar Therapeutic Systems (Convertible Bonds):
             Equipment      USD    2,620,000    5% due 2/08/2007                                           1,794,700    0.0
             & Supplies     USD    3,975,000    3.50% due 10/17/2007                                       2,399,906    0.0
                                                                                                      --------------  ------
                                                                                                           4,194,606    0.0

             Household      USD  132,057,412  Metromedia International Group, 10.50% due
             Durables                         9/30/2007 (c)                                               54,143,539    1.0

             Media          USD    8,425,000  Olympus Communications LP/Capital Corp.,
                                              10.625% due 11/15/2006 (c)                                   7,708,875    0.1

             Multi-                           The AES Corporation:
             Utilities &    USD    5,480,000    8.75% due 6/15/2008                                        5,288,200    0.1
             Unregulated    USD   10,900,000    9.50% due 6/01/2009                                       10,736,500    0.2
             Power          GBP    3,393,000    8.375% due 3/01/2011                                       4,717,893    0.1
                                              Calpine Corporation (Convertible Bonds):
                            USD   19,850,000    4% due 12/26/2006                                         16,351,438    0.3
                            USD   20,900,000    4% due 12/26/2006 (g)                                     17,216,375    0.3
                                                                                                      --------------  ------
                                                                                                          54,310,406    1.0

             Oil & Gas      USD    8,200,000  Citgo Petroleum Corporation, 11.375% due
                                              2/01/2011 (g)                                                9,143,000    0.1
                            USD    4,900,000  PDV America Inc., 7.875% due 8/01/2003                       4,848,952    0.1
                                                                                                      --------------  ------
                                                                                                          13,991,952    0.2

             Pharma-        USD    8,230,000  Abgenix Inc., 3.50% due 3/15/2007
             ceuticals                        (Convertible Bonds)                                          6,439,975    0.1
                            USD    4,075,000  ICN Pharmaceuticals Inc., 6.50% due 7/15/2008
                                              (Convertible Bonds)                                          3,438,281    0.1
                                                                                                      --------------  ------
                                                                                                           9,878,256    0.2

             Real Estate    USD   27,000,000  Malan Realty Investors, Inc., 8.50% due
                                              7/15/2003 (Convertible Bonds) (g)                           26,983,125    0.5

             Semi-          USD    5,760,000  Advanced Micro Devices, Inc., 4.50% due
             conductors                       12/01/2007 (Convertible Bonds)                               7,437,600    0.1
             & Semi-        USD    3,700,000  Analog Devices, Inc., 4.75% due 10/01/2005
             conductor                        (Convertible Bonds)                                          3,746,250    0.1
             Equipment      USD   36,200,000  Conexant Systems Inc., 4% due 2/01/2007
                                              (Convertible Bonds)                                         22,082,000    0.4




MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Schedule of Investments (continued)
                           Currency      Face                                                            Value        Percent of
Country      Industry++  Denomination  Amount  Fixed Income Securities                              (in U.S. dollars)  Net Assets
United       Semi-          USD   16,700,000  Hynix Semiconductor America, 8.25% due
States       conductors                       5/15/2004 (e)                                           $   13,694,000    0.2%
(concluded)  & Semi-                          LSI Logic Corporation (Convertible Bonds):
             conductor      USD    8,700,000    4% due 2/15/2005                                           8,101,875    0.2
             Equipment      USD    9,050,000    4% due 11/01/2006                                          7,930,063    0.1
             (concluded)    USD    2,875,000  Lattice Semiconductor Corporation, 4.75% due
                                              11/01/2006                                                   2,731,250    0.0
                            USD   10,290,000  Micron Technology, Inc., 2.50% due 2/01/2010
                                              (Convertible Bonds) (g)                                     10,418,625    0.2
                                                                                                      --------------  ------
                                                                                                          76,141,663    1.3

             Software       USD    4,950,000  Computer Associates International, Inc., 5% due
                                              3/15/2007 (Convertible Bonds) (g)                            5,537,813    0.1
                            USD    4,930,000  Manugistics Group Inc., 5% due 11/01/2007
                                              (Convertible Bonds)                                          2,785,450    0.0
                                                                                                      --------------  ------
                                                                                                           8,323,263    0.1

             Wireless                         Nextel Communications (Convertible Bonds):
             Tele-          USD   11,500,000    4.75% due 7/01/2007                                       11,356,250    0.2
             communication  USD   19,900,000    5.25% due 1/15/2010                                       18,059,250    0.3
             Services                                                                                 --------------  ------
                                                                                                          29,415,500    0.5

                                              Total Fixed Income Securities in the
                                              United States                                              651,669,093   11.5

                                              Total Investments in Fixed Income Securities
                                              (Cost--$1,246,902,988)                                   1,309,833,225   23.0

                                              Total Long-Term Investments
                                              (Cost--$5,204,360,357)                                   4,903,924,500   86.3

                                              Short-Term Securities
Australia    Foreign                          Spinnaker Corporation:
             Commercial     AUD  123,000,000    4.77% due 5/01/2003                                       76,933,879    1.4
             Paper*         AUD  123,000,000    4.77% due 5/15/2003                                       76,810,927    1.3
                                                                                                      --------------  ------
                                                                                                         153,744,806    2.7

             Time           AUD   30,351,721  Australian Time Deposit, 4.65% due 5/08/2003                18,986,522    0.3
             Deposits

                                              Total Short-Term Securities in Australia                   172,731,328    3.0


Canada       Time           CAD   19,704,000  Canadian Time Deposit, 3.20% due 5/30/2003                  13,734,839    0.3
             Deposits

                                              Total Short-Term Securities in Canada                       13,734,839    0.3


Europe       Time                             Euro Time Deposit:
             Deposits       EUR   63,934,495    2.47% due 5/02/2003                                       71,350,924    1.3
                            EUR   78,218,661    2.50% due 5/09/2003                                       87,292,060    1.5
                            EUR   99,549,269    2.49% due 5/16/2003                                      111,097,027    1.9
                            EUR   64,026,614    2.48% due 5/23/2003                                       71,453,729    1.3

                                              Total Short-Term Securities in Europe                      341,193,740    6.0


Sweden       Time           SEK   92,014,169  Swedish Time Deposit, 3.45% due 5/07/2003                   11,249,088    0.2
             Deposits

                                              Total Short-Term Securities in Sweden                       11,249,088    0.2


United       Time           GBP   39,134,667  United Kingdom Time Deposit, 3.48% due
Kingdom      Deposits                         5/09/2003                                                   62,547,015    1.1

                                              Total Short-Term Securities in the
                                              United Kingdom                                              62,547,015    1.1

United       Time           USD   53,475,000  Brown Brothers Harriman & Co., 0.74% due
States       Deposits                         5/01/2003                                                   53,475,000    1.0



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Schedule of Investments (continued)
                                Shares Held/                                                             Value        Percent of
Country                  Beneficial Interest  Short-Term Securities                                (in U.S. dollars)  Net Assets
United                           319,474,415  Merrill Lynch Premier Institutional Fund (m)(n)         $  319,474,415    5.6%
States
(concluded)                    $ 217,274,006  Merrill Lynch Liquidity Series, LLC Cash Sweep
                                              Series I (m)                                               217,274,006    3.8
                               $ 479,211,625  Merrill Lynch Liquidity Series, LLC Money Market
                                              Series (m)(n)                                              479,211,625    8.4
                                                                                                      --------------  ------
                                                                                                         696,485,631   12.2

                                                Total Short-Term Securities in the
                                                United States                                          1,069,435,046   18.8

                                                Total Investments in Short-Term Securities
                                                (Cost--$1,659,379,618)                                 1,670,891,056   29.4

                                                Total Investments
                                                (Cost--$6,863,739,975)                                 6,574,815,556  115.7

                              Shares Subject
                                  to Options  Issue
Options      Call Options            180,000  AT&T Corp., expiring July 2003 at USD 20                      (63,000)    0.0
Written      Written                          Advanced Micro Devices, Inc.:
                                     500,000    expiring July 2003 at USD 7.5                              (425,000)    0.0
                                     300,000    expiring July 2003 at USD 10                                (90,000)    0.0
                                     101,000    expiring July 2003 at USD 12.5                              (10,100)    0.0
                                     200,000    expiring October 2003 at USD 7.5                           (280,000)    0.0
                                              Andrx Group:
                                     300,000    expiring September 2003 at USD 12.5                      (1,230,000)    0.0
                                     100,000    expiring September 2003 at USD 15                          (250,000)   (0.1)
                                     100,000  Biovail Corporation, expiring October 2003 at
                                              USD 40                                                       (300,000)    0.0
                                     300,000  Broadcom Corporation (Class A), expiring August
                                              2003 at USD 15                                             (1,230,000)   (0.1)
                                              Cisco Systems, Inc.:
                                     300,000    expiring July 2003 at USD 15                               (345,000)    0.0
                                     200,000    expiring October 2003 at USD 12.5                          (660,000)    0.0
                                     150,000  Citigroup Inc., expiring September 2003 at
                                              USD 37.5                                                     (540,000)    0.0
                                     100,000  Citrix Systems, Inc., expiring September 2003 at
                                              USD 12.5                                                     (700,000)    0.0
                                              Comverse Technology:
                                     100,000    expiring July 2003 at USD 12.5                             (150,000)    0.0
                                     100,000    expiring October 2003 at USD 12.5                          (200,000)    0.0
                                     200,000  Duane Read Inc., expiring July 2003 at USD 15                (120,000)    0.0
                                     300,000  EMC Corporation, expiring October 2003 at
                                              USD 10                                                       (255,000)    0.0
                                     410,000  Knight Trading Group, Inc., expiring July 2003
                                              at USD 5                                                     (225,500)    0.0
                                              Lattice Semiconductor Corporation:
                                     200,000    expiring June 2003 at USD 12.5                              (40,000)    0.0
                                     455,500    expiring September 2003 at USD 10                          (432,725)    0.0
                                     100,000  Merck & Co., Inc., expiring July 2003 at USD 55              (450,000)    0.0
                                     134,300  Micron Technology, Inc., expiring July 2003 at
                                              USD 12.5                                                      (13,430)    0.0
                                     200,000  National Semiconductor Corporation, expiring
                                              November 2003 at USD 20                                      (520,000)    0.0


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Schedule of Investments (continued)
                              Shares Subject                                                             Value        Percent of
Country                           to Options  Issue                                                (in U.S. dollars)  Net Assets
Options      Call Options            291,500  Nextel Communications, expiring January 2004
Written      Written                          at USD 25                                               $    (116,600)    0.0%
(concluded)  (concluded)             100,000  QUALCOMM, Inc., expiring July 2003 at USD 40                  (30,000)    0.0
                                              THQ Inc.:
                                     250,000    expiring June 2003 at USD 15                               (162,500)    0.0
                                     100,000    expiring September 2003 at USD 12.5                        (275,000)    0.0
                                     300,000  Tyco International Ltd., expiring October 2003
                                              at USD 15                                                    (645,000)    0.0

                                              Total Options Written
                                              (Premiums Received--$10,881,703)                           (9,758,855)   (0.2)


             Total Investments, Net of Options Written (Cost--$6,852,858,272)                          6,565,056,701  115.5

             Variation Margin on Financial Futures Contracts**                                               142,572    0.0

             Unrealized Depreciation on Forward Foreign Exchange Contracts***                              (799,237)    0.0

             Liabilities in Excess of Other Assets                                                     (879,554,167)  (15.5)
                                                                                                      --------------  ------
             Net Assets                                                                               $5,684,845,869  100.0%
                                                                                                      ==============  ======

(a)Floating rate note.
(b)Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                 Net Share/      Purchase                      Realized         Interest
Affiliate                                      Face Activity       Cost        Sales Cost        Loss            Income
Beverly Enterprises, Inc.                        (1,294,800)             --     $5,401,556   $(1,778,345)           ++
Broadband HOLDRs Trust                             (400,000)             --      4,900,000    (1,596,100)           ++
Foster Wheeler Ltd.                                1,037,300      2,270,832             --             --           ++
Foster Wheeler Ltd.:
   6.75% due 11/15/2005                          $16,175,000     $9,000,063             --             --       $1,097,205
   6.50% due 6/01/2007 (Convertible Bonds)       $ 3,100,000        740,250             --             --        1,811,518
La Quinta Corporation                                880,000      4,345,288             --             --           ++
McDermott International, Inc.                             --             --             --             --           ++
McDermott International, Inc.,  7.84% due 4/04/2005       --             --             --             --          162,475
Rouge Industries, Inc. (Class A)                   (289,089)             --      4,577,402    (4,431,076)           ++


++Non-income producing security.
(c)Non-income producing security.
(d)Represents a zero coupon or step bond. The interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.
(e)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $46,738,000, representing 0.8% of net assets.

                                                                              Acquisition
Issue                                                                           Date(s)          Cost                Value
Banco Nacional de Desenvolvimiento Economico e Social, 20.369% due 6/16/2008     9/14/1998    $ 2,400,000       $ 3,980,000
Hynix Semiconductor America, 8.25% due 5/15/2004                                6/13/2001-     13,671,000        13,694,000
                                                                                 7/24/2001
Metromedia Fiber Network, 8.75% due 9/30/2006                                   10/01/2001     26,990,470        29,064,378
                                                                                              -----------       -----------
Total                                                                                         $43,061,470       $46,738,378
                                                                                              ===========       ===========


(f)All or a portion of security held as collateral in connection with open financial futures contracts.
(g)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(h)Warrants entitle the Fund to purchase a predetermined number of shares of stock/face amount of bonds and are non-income producing. The purchase price and number of shares of stock/face amount of bonds are subject to adjustment under certain conditions until the expiration date.
(i)Represents ownership in Broadband HOLDRs Trust. The Broadband HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the broadband industry.
(j)Represents ownership in Pharmaceutical HOLDRs Trust. The Pharmaceutical HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the pharmaceutical industry.
(k)Represents ownership in Telecom HOLDRs Trust. The Telecom HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the telecommunications industry.
(l)Represents ownership in Semiconductor HOLDRs Trust. The Semiconductor HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the semiconductor industry.
(m)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                                                Dividend/
                                                                                Net              Interest
Affiliate                                                                     Activity            Income
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I                       $217,274,006     $1,181,745
Merrill Lynch Liquidity Series, LLC Money Market Series                       $479,211,625        291,309
Merrill Lynch Premier Institutional Fund                                       319,474,415        261,685


(n)Security was purchased with the cash proceeds from securities loans.
(o)Geotek Communications, Inc. reorganized as a result of Chapter 11 Bankruptcy. As a result, each holder will receive its pro-rata share of Units of Beneficial Interest in the Liquidating Trust of Geotek Communications, Inc.
++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
++++American Depositary Receipts (ADR).
*Foreign Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
**Financial futures contracts purchased as of April 30, 2003 were as follows:

       Number of                                                                     Expiration
       Contracts                  Issue                 Exchange                        Date                   Value
          1,021              DJ Euro Stoxx 50        Euronext Paris                  June 2003              $ 26,115,883
            479                   FTSE                   LIFFE                       June 2003                29,956,448
            213              Nikkei 225 Index            OSAKA                       June 2003                13,913,047
            229               S&P 500 Index               NYSE                       June 2003                52,446,725
                                                                                                            ------------
Total Financial Futures Contracts Purchased (Total Contract Price--$117,445,494)                            $122,432,103
                                                                                                            ============


Financial futures contracts sold as of April 30, 2003 were as follows:

     Number of                                                       Expiration
      Contracts                   Issue                 Exchange        Date                                     Value
             83          Japanese Government Bond        Tokyo       June 2003                              $ 99,939,628
                                                                                                            ------------
Total Financial Futures Contracts Sold (Total Contract Price--$100,439,708)                                 $ 99,939,628
                                                                                                            ============


***Forward foreign exchange contracts as of April 30, 2003 were as follows:

Foreign                                                               Settlement                             Unrealized
Currency Sold                                                            Date                               Depreciation
JPY     34,400,000,000                                                May 2003                              $  (401,490)
JPY      6,000,000,000                                               June 2003                                 (397,747)
                                                                                                            ------------
Total Unrealized Depreciation on Forward Foreign Exchange
Contracts--Net (USD Commitment--$338,237,375)                                                               $  (799,237)
                                                                                                            ============

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Statement of Assets and Liabilities
As of April 30, 2003
Assets
Investments, at value (including securities loaned of $773,378,222)
(identified cost--$6,863,739,975)                                                                       $  6,574,815,556
Foreign cash (cost--$67,183,959)                                                                              69,337,293
Cash                                                                                                             212,361
Receivables:
 Securities sold                                                                     $   49,462,006
 Interest                                                                                22,087,537
 Dividends                                                                               12,359,524
 Securities lending--net                                                                  7,192,807
 Capital shares sold                                                                      4,623,317
 Forward foreign exchange contracts                                                         237,220
 Variation margin                                                                           142,572           96,104,983
                                                                                     --------------
Prepaid registration fees and other assets                                                                       228,036
                                                                                                          --------------
Total assets                                                                                               6,740,698,229
                                                                                                          --------------

Liabilities
Collateral on securities loaned, at value                                                                    798,686,040
Options written, at value (premiums received--$10,881,703)                                                     9,758,855
Unrealized depreciation on forward foreign exchange contracts                                                    799,237
Payables:
 Securities purchased                                                                   176,369,940
 Capital shares redeemed                                                                 62,327,824
 Investment adviser                                                                       3,578,212
 Distributor                                                                              2,319,546
 Other affiliates                                                                           894,769          245,490,291
                                                                                     --------------
Accrued expenses and other liabilities                                                                         1,117,937
                                                                                                          --------------
Total liabilities                                                                                          1,055,852,360
                                                                                                          --------------

Net Assets
Net assets                                                                                                $5,684,845,869
                                                                                                          ==============

Net Assets Consist of
Class A Shares of Common Stock, $.10 par value, 900,000,000 shares
  authorized                                                                                              $   18,076,479
Class B Shares of Common Stock, $.10 par value, 2,000,000,000 shares
  authorized                                                                                                  15,127,062
Class C Shares of Common Stock, $.10 par value, 200,000,000 shares
  authorized                                                                                                   5,057,586
Class I Shares of Common Stock, $.10 par value, 450,000,000 shares
  authorized                                                                                                   9,216,715
Class R Shares of Common Stock, $.10 par value, 2,000,000,000 shares
  authorized                                                                                                           1
Paid-in capital in excess of par                                                                           6,039,819,156
Undistributed investment income--net                                                 $   60,509,694
Accumulated realized capital losses on investments and foreign currency
  transactions--net                                                                   (180,867,098)
Unrealized depreciation on investments and foreign currency
  transactions--net                                                                   (282,093,726)
                                                                                     --------------
Total accumulated losses--net                                                                              (402,451,130)
                                                                                                          --------------
Net assets                                                                                                $5,684,845,869
                                                                                                          ==============

Net Asset Value
Class A--Based on net assets of $2,186,269,267 and 180,764,787
  shares outstanding                                                                                      $        12.09
                                                                                                          ==============
Class B--Based on net assets of $1,794,659,200 and 151,270,619 shares
  outstanding                                                                                             $        11.86
                                                                                                          ==============
Class C--Based on net assets of $586,279,588 and 50,575,860 shares
  outstanding                                                                                             $        11.59
                                                                                                          ==============
Class I--Based on net assets of $1,117,637,710 and 92,167,154 shares
  outstanding                                                                                             $        12.13
                                                                                                          ==============
Class R--Based on net assets of $104.11 and 8.75 shares outstanding                                       $        11.90
                                                                                                          ==============

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Statement of Operations
For the Six Months Ended April 30, 2003
Investment Income
Interest                                                                                                 $    68,751,204
Dividends (net of $2,416,201 foreign withholding tax)                                                         39,611,828
Securities lending--net                                                                                          552,994
Other                                                                                                            102,538
                                                                                                          --------------
Total income                                                                                                 109,018,564
                                                                                                          --------------

Expenses
Investment advisory fees                                                            $    20,686,541
Account maintenance and distribution fees--Class B                                        8,783,900
Account maintenance and distribution fees--Class C                                        2,721,934
Account maintenance fees--Class A                                                         2,599,151
Transfer agent fees--Class A                                                              1,962,883
Transfer agent fees--Class B                                                              1,887,867
Transfer agent fees--Class I                                                              1,072,370
Transfer agent fees--Class C                                                                605,612
Accounting services                                                                         564,560
Custodian fees                                                                              357,906
Printing and shareholder reports                                                            172,575
Professional fees                                                                            97,255
Registration fees                                                                            66,650
Pricing fees                                                                                 57,298
Directors' fees and expenses                                                                 32,946
Other                                                                                        82,702
                                                                                     --------------
Total expenses before waiver                                                             41,752,150
Waiver of expenses                                                                        (898,617)
                                                                                     --------------
Total expenses after waiver                                                                                   40,853,533
                                                                                                          --------------
Investment income--net                                                                                        68,165,031
                                                                                                          --------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net
Realized gain (loss) from:
   Investments--net                                                                   (168,887,483)
   Foreign currency transactions--net                                                    45,202,167        (123,685,316)
Change in unrealized appreciation/depreciation on:
   Investments--net                                                                     615,211,798
   Foreign currency transactions--net                                                   (5,394,096)          609,817,702
                                                                                     --------------       --------------
Total realized and unrealized gain on investments and foreign currency
transactions--net                                                                                            486,132,386
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $  554,297,417
                                                                                                          ==============

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Statements of Changes in Net Assets
                                                                                     For the Six              For the
                                                                                    Months Ended             Year Ended
                                                                                      April 30,             October 31,
Increase (Decrease) in Net Assets:                                                       2003                   2002
Operations
Investments income--net                                                              $   68,165,031      $   157,213,988
Realized gain (loss) on investments and foreign currency transactions--net            (123,685,316)           11,822,909
Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net                                                              609,817,702        (629,117,660)
                                                                                     --------------       --------------
Net increase (decrease) in net assets resulting from operations                         554,297,417        (460,080,763)
                                                                                     --------------       --------------

Dividends & Distributions to Shareholders
Investment income - net:
 Class A                                                                               (44,070,975)         (79,543,031)
 Class B                                                                               (30,678,708)         (72,256,059)
 Class C                                                                                (9,754,293)         (13,738,491)
 Class I                                                                               (25,496,356)         (52,803,091)
Realized gain on investments--net:
 Class A                                                                                         --          (1,221,108)
 Class B                                                                                         --          (1,576,521)
 Class C                                                                                         --            (227,495)
 Class I                                                                                         --            (793,360)
                                                                                     --------------       --------------
Net decrease in net assets resulting from dividends and distributions to
shareholders                                                                          (110,000,332)        (222,159,156)
                                                                                     --------------       --------------

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions         (289,019,843)           83,901,312
                                                                                     --------------       --------------

Net Assets
Total increase (decrease) in net assets                                                 155,277,242        (598,338,607)
Beginning of period                                                                   5,529,568,627        6,127,907,234
                                                                                     --------------       --------------
End of period*                                                                       $5,684,845,869       $5,529,568,627
                                                                                     ==============       ==============
*Undistributed investment income--net                                                $   60,509,694       $  102,344,995
                                                                                     ==============       ==============

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Financial Highlights
                                                                                     Class A+++++
                                                           For the Six
The following per share data and ratios have been derived  Months Ended
from information provided in the financial statements.      April 30,              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                        2003         2002         2001         2000          1999
Per Share Operating Performance
Net asset value, beginning of period                        $     11.17  $     12.50  $     14.30  $     14.77  $     13.23
                                                            -----------  -----------  -----------  -----------  -----------
Investment income--net++                                            .16          .35          .39          .44          .64
Realized and unrealized gain (loss) on investments and
foreign currency transactions--net                                 1.00       (1.19)        (.20)          .90         2.52
                                                            -----------  -----------  -----------  -----------  -----------
Total from investment operations                                   1.16        (.84)          .19         1.34         3.16
                                                            -----------  -----------  -----------  -----------  -----------
Less dividends and distributions:
 Investment income--net                                           (.24)        (.48)        (.30)        (.68)        (.57)
 In excess of investment income--net                                 --           --           --       --++++           --
 Realized gain on investments--net                                   --        (.01)       (1.69)       (1.13)       (1.05)
                                                            -----------  -----------  -----------  -----------  -----------
Total dividends and distributions                                 (.24)        (.49)       (1.99)       (1.81)       (1.62)
                                                            -----------  -----------  -----------  -----------  -----------
Net asset value, end of period                              $     12.09  $     11.17  $     12.50  $     14.30  $     14.77
                                                            ===========  ===========  ===========  ===========  ===========

Total Investment Return**
Based on net asset value per share                            10.51%+++      (7.08%)        1.27%        9.86%       26.01%
                                                            ===========  ===========  ===========  ===========  ===========

Ratios to Average Net Assets
Expenses, net of waiver                                          1.21%*        1.19%        1.19%        1.13%        1.16%
                                                            ===========  ===========  ===========  ===========  ===========
Expenses                                                         1.31%*        1.22%        1.24%        1.18%        1.21%
                                                            ===========  ===========  ===========  ===========  ===========
Investment income--net                                           2.75%*        2.85%        2.92%        3.11%        4.61%
                                                            ===========  ===========  ===========  ===========  ===========

Supplemental Data
Net assets, end of period (in thousands)                    $ 2,186,269  $ 2,051,843  $ 1,846,554  $ 1,406,264  $ 1,229,415
                                                            ===========  ===========  ===========  ===========  ===========
Portfolio turnover                                               23.31%       58.42%       44.87%       53.75%       26.95%
                                                            ===========  ===========  ===========  ===========  ===========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $(.01) per share.
+++Aggregate total investment return.
+++++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003


Financial Highlights (continued)
                                                                                        Class B
                                                           For the Six
The following per share data and ratios have been derived  Months Ended
from information provided in the financial statements.      April 30,              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                        2003         2002         2001         2000          1999
Per Share Operating Performance
Net asset value, beginning of period                        $     10.96  $     12.25  $     14.04  $     14.52  $     13.01
                                                            -----------  -----------  -----------  -----------  -----------
Investment income--net++                                            .11          .25          .27          .33          .52
Realized and unrealized gain (loss) on investments and
foreign currency transactions--net                                  .98       (1.16)        (.19)          .88         2.49
                                                            -----------  -----------  -----------  -----------  -----------
Total from investment operations                                   1.09        (.91)          .08         1.21         3.01
                                                            -----------  -----------  -----------  -----------  -----------
Less dividends and distributions:
 Investment income--net                                           (.19)        (.37)        (.18)        (.56)        (.45)
 In excess of investment income--net                                 --           --           --       --++++           --
 Realized gain on investments--net                                   --        (.01)       (1.69)       (1.13)       (1.05)
                                                            -----------  -----------  -----------  -----------  -----------
Total dividends and distributions                                 (.19)        (.38)       (1.87)       (1.69)       (1.50)
                                                            -----------  -----------  -----------  -----------  -----------
Net asset value, end of period                              $     11.86  $     10.96  $     12.25  $     14.04  $     14.52
                                                            ===========  ===========  ===========  ===========  ===========

Total Investment Return**
Based on net asset value per share                            10.06%+++      (7.75%)         .47%        9.05%       25.08%
                                                            ===========  ===========  ===========  ===========  ===========

Ratios to Average Net Assets
Expenses, net of waiver                                          1.98%*        1.96%        1.96%        1.90%        1.94%
                                                            ===========  ===========  ===========  ===========  ===========
Expenses                                                         2.08%*        2.00%        2.00%        1.95%        1.99%
                                                            ===========  ===========  ===========  ===========  ===========
Investment income--net                                           1.96%*        2.04%        2.08%        2.40%        3.84%
                                                            ===========  ===========  ===========  ===========  ===========

Supplemental Data
Net assets, end of period (in thousands)                    $ 1,794,659  $ 1,787,415  $ 2,650,313  $ 3,611,061  $ 4,496,037
                                                            ===========  ===========  ===========  ===========  ===========
Portfolio turnover                                               23.31%       58.42%       44.87%       53.75%       26.95%
                                                            ===========  ===========  ===========  ===========  ===========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $(.01) per share.
+++Aggregate total investment return.

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Financial Highlights (continued)
                                                                                        Class C
                                                           For the Six
The following per share data and ratios have been derived  Months Ended
from information provided in the financial statements.      April 30,              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                        2003         2002         2001         2000          1999
Per Share Operating Performance
Net asset value, beginning of period                        $     10.72  $     12.02  $     13.83  $     14.33  $     12.86
                                                            -----------  -----------  -----------  -----------  -----------
Investment income--net++                                            .11          .25          .27          .32          .51
Realized and unrealized gain (loss) on investments and
foreign currency transactions--net                                  .96       (1.14)        (.19)          .87         2.46
                                                            -----------  -----------  -----------  -----------  -----------
Total from investment operations                                   1.07        (.89)          .08         1.19         2.97
                                                            -----------  -----------  -----------  -----------  -----------
Less dividends and distributions:
 Investment income--net                                           (.20)        (.40)        (.20)        (.56)        (.45)
 In excess of investment income--net                                 --           --           --       --++++           --
 Realized gain on investments--net                                   --        (.01)       (1.69)       (1.13)       (1.05)
                                                            -----------  -----------  -----------  -----------  -----------
Total dividends and distributions                                 (.20)        (.41)       (1.89)       (1.69)       (1.50)
                                                            -----------  -----------  -----------  -----------  -----------
Net asset value, end of period                               $    11.59  $     10.72  $     12.02  $     13.83  $     14.33
                                                            ===========  ===========  ===========  ===========  ===========

Total Investment Return**
Based on net asset value per share                            10.07%+++      (7.76%)         .42%        9.07%       25.05%
                                                            ===========  ===========  ===========  ===========  ===========

Ratios to Average Net Assets
Expenses, net of waiver                                          1.99%*        1.96%        1.97%        1.91%        1.95%
                                                            ===========  ===========  ===========  ===========  ===========
Expenses                                                         2.09%*        2.00%        2.01%        1.95%        2.01%
                                                            ===========  ===========  ===========  ===========  ===========
Investment income--net                                           1.97%*        2.10%        2.12%        2.36%        3.84%
                                                            ===========  ===========  ===========  ===========  ===========

Supplemental Data
Net assets, end of period (in thousands)                    $   586,280  $   521,679  $   346,124  $   312,568  $   322,238
                                                            ===========  ===========  ===========  ===========  ===========
Portfolio turnover                                               23.31%       58.42%       44.87%       53.75%       26.95%
                                                            ===========  ===========  ===========  ===========  ===========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $(.01) per share.
+++Aggregate total investment return.

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003


Financial Highlights (continued)

                                                                                     Class I+++++
                                                           For the Six
The following per share data and ratios have been derived  Months Ended
from information provided in the financial statements.      April 30,              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                        2003         2002         2001         2000          1999
Per Share Operating Performance
Net asset value, beginning of period                        $     11.20  $     12.53  $     14.33  $     14.79  $     13.25
                                                            -----------  -----------  -----------  -----------  -----------
Investment income--net++                                            .17          .38          .42          .48          .67
Realized and unrealized gain (loss) on investments and
foreign currency transactions--net                                 1.01       (1.19)        (.20)          .90         2.53
                                                            -----------  -----------  -----------  -----------  -----------
Total from investment operations                                   1.18        (.81)          .22         1.38         3.20
                                                            -----------  -----------  -----------  -----------  -----------
Less dividends and distributions:
 Investment income--net                                           (.25)        (.51)        (.33)        (.71)        (.61)
 In excess of investment income--net                                 --           --           --       --++++           --
 Realized gain on investments--net                                   --        (.01)       (1.69)       (1.13)       (1.05)
                                                            -----------  -----------  -----------  -----------  -----------
Total dividends and distributions                                 (.25)        (.52)       (2.02)       (1.84)       (1.66)
                                                            -----------  -----------  -----------  -----------  -----------
Net asset value, end of period                              $     12.13  $     11.20  $     12.53  $     14.33  $     14.79
                                                            ===========  ===========  ===========  ===========  ===========

Total Investment Return**
Based on net asset value per share                            10.71%+++      (6.83%)        1.52%       10.20%       26.30%
                                                            ===========  ===========  ===========  ===========  ===========

Ratios to Average Net Assets
Expenses, net of waiver                                           .96%*         .94%         .94%         .88%         .91%
                                                            ===========  ===========  ===========  ===========  ===========
Expenses                                                         1.06%*         .98%         .98%         .93%         .97%
                                                            ===========  ===========  ===========  ===========  ===========
Investment income--net                                           2.99%*        3.09%        3.14%        3.40%        4.86%
                                                            ===========  ===========  ===========  ===========  ===========

Supplemental Data
Net assets, end of period (in thousands)                    $ 1,117,638  $ 1,168,632  $ 1,284,915  $ 1,224,613  $ 1,305,473
                                                            ===========  ===========  ===========  ===========  ===========
Portfolio turnover                                               23.31%       58.42%       44.87%       53.75%       26.95%
                                                            ===========  ===========  ===========  ===========  ===========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $(.01) per share.
+++Aggregate total investment return.
+++++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003

Financial Highlights (concluded)
                                                                                                                  Class R

                                                                                                               For the Period
The following per share data and ratios have been derived                                                     Jan. 3, 2003++++
from information provided in the financial statements.                                                          to April 30,
Increase (Decrease) in Net Asset Value:                                                                             2003
Per Share Operating Performance
Net asset value, beginning of period                                                                            $     11.43
                                                                                                                -----------
Investment income--net++                                                                                                .11
Realized and unrealized gain on investments and foreign currency transactions--net                                      .36
                                                                                                                -----------
Total from investment operations                                                                                        .47
                                                                                                                -----------
Net asset value, end of period                                                                                  $     11.90
                                                                                                                ===========

Total Investment Return**
Based on net asset value per share                                                                                 4.11%+++
                                                                                                                ===========

Ratios to Average Net Assets
Expenses, net of waiver                                                                                              1.46%*
                                                                                                                ===========
Expenses                                                                                                             1.59%*
                                                                                                                ===========
Investment income--net                                                                                               2.53%*
                                                                                                                ===========

Supplemental Data
Net assets, end of period (in thousands)                                                                        $   --+++++
                                                                                                                ===========
Portfolio turnover                                                                                                   23.31%
                                                                                                                ===========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Commencement of operations.
+++Aggregate total investment return.
+++++Amount is less than $1,000.

See Notes to Financial Statements.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003


Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges or NASDAQ National are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003


Notes to Financial Statements (continued)


(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Equity swaps--The Fund is authorized to enter into equity swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate of the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical. When the swap agreement is closed, the Fund records a realized gain or loss equal to the difference between the value of the swap agreement at the time it was entered into and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003


Notes to Financial Statements (continued)


(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(j) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of .75% to .70%, from .70% to .65% for average daily net assets in excess of $5 billion, from .65% to ..625% for average daily net assets in excess of $7.5 billion, and from .625% to .60% for average daily net assets in excess of $10 billion. For the six months ended April 30, 2003, MLIM earned fees of $20,686,541, of which $898,617 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003


Notes to Financial Statements (continued)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                    Account
                Maintenance   Distribution
                        Fee            Fee

Class A                .25%             --
Class B                .25%           .75%
Class C                .25%           .75%
Class R                .25%           .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended April 30, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                       FAMD         MLPF&S

Class A                $8,845     $138,023
Class I                $1,364     $ 17,028


For the six months ended April 30, 2003, MLPF&S received contingent deferred sales charges of $741,261 and $125,648 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $3,720 and $8,744 relating to transactions subject to front-end sales charge waivers in Class A and Class I Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of April 30, 2003, the Fund lent securities with a value of $266,679,082 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended April 30, 2003, MLIM, LLC received $244,097 in securities lending agent fees.

In addition, MLPF&S received $339,983 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended April 30, 2003, the Fund reimbursed MLIM
$62,126 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2003 were $1,127,946,489 and $1,182,402,793, respectively.

Net realized gains (losses) for the six months ended April 30, 2003 and net unrealized gains (losses) as of April 30, 2003 were as follows:

                                          Realized              Unrealized
                                       Gains (Losses)         Gains (Losses)

Long-term investments                $  (171,656,451)         $(300,435,857)
Short-term investments                            --             11,511,438
Options written                           12,644,777              1,122,848
Financial futures contracts               (9,875,809)             4,486,529
Forward foreign exchange
contracts                                 (9,517,351)              (799,237)
Foreign currency
transactions                              54,719,518              2,020,553
                                     ---------------          -------------
Total                                $  (123,685,316)         $(282,093,726)
                                     ===============          =============



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003


Notes to Financial Statements (continued)


As of April 30, 2003, net unrealized depreciation for Federal income tax purposes aggregated $295,877,261, of which $538,386,204 related to appreciated securities and $834,263,465 related to depreciated securities. At April 30, 2003, the aggregate cost of investments, net of options written, for Federal income tax purposes was $6,860,933,962.

Transactions in call options written for the six months ended April 30, 2003 were as follows:

                                       Shares Subject            Premiums
                                         to Options              Received

Outstanding call options
written, beginning of period               3,382,500          $   5,375,653
Options written                           10,863,100             18,917,860
Options expired                           (6,088,200)           (10,153,047)
Options closed                            (2,085,100)            (3,258,763)
                                     ---------------          -------------
Outstanding call options
written, end of period                     6,072,300          $  10,881,703
                                     ===============          =============


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(289,019,843) and $83,901,312 for the six months ended April 30, 2003 and the year ended October 31, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six                                        Dollar
Months Ended April 30, 2003++              Shares                 Amount

Shares sold                                5,266,578          $  60,283,545
Automatic conversion of
shares                                     7,079,041             81,105,320
Shares issued to shareholders
in reinvestment of dividends               3,312,274             37,925,540
                                     ---------------          -------------
Total issued                              15,657,893            179,314,405
Shares redeemed                          (18,610,053)          (212,658,123)
                                     ---------------          -------------
Net decrease                              (2,952,160)         $ (33,343,718)
                                     ===============          =============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.


Class A Shares for the Year                                       Dollar
Ended October 31, 2002++                   Shares                 Amount

Shares sold                               13,516,589          $ 167,221,900
Automatic conversion of
shares                                    50,064,486            629,171,328
Shares issued to shareholders
in reinvestment of dividends
and distributions                          5,637,955             69,537,890
                                     ---------------          -------------
Total issued                              69,219,030            865,931,118
Shares redeemed                          (33,269,616)          (405,413,857)
                                     ---------------          -------------
Net increase                              35,949,414          $ 460,517,261
                                     ===============          =============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.


Class B Shares for the Six                                        Dollar
Months Ended April 30, 2003                Shares                 Amount

Shares sold                               11,040,839          $ 124,255,062
Shares issued to shareholders
in reinvestment of dividends               2,349,849             26,482,797
                                     ---------------          -------------
Total issued                              13,390,688            150,737,859
Automatic conversion of
shares                                    (7,211,200)           (81,105,320)
Shares redeemed                          (18,053,020)          (202,608,306)
                                     ---------------          -------------
Net decrease                             (11,873,532)         $(132,975,767)
                                     ===============          =============


Class B Shares for the Year                                       Dollar
Ended October 31, 2002                     Shares                 Amount

Shares sold                               34,444,276          $ 421,222,589
Shares issued to shareholders
in reinvestment of dividends
and distributions                          5,154,444             63,024,037
                                     ---------------          -------------
Total issued                              39,598,720            484,246,626
Automatic conversion of
shares                                   (51,034,250)          (629,171,328)
Shares redeemed                          (41,774,172)          (502,187,077)
                                     ---------------          -------------
Net decrease                             (53,209,702)         $(647,111,779)
                                     ===============          =============


Class C Shares for the Six                                        Dollar
Months Ended April 30, 2003                Shares                 Amount

Shares sold                                5,729,565          $  63,194,660
Shares issued to shareholders
in reinvestment of dividends                 780,263              8,590,699
                                     ---------------          -------------
Total issued                               6,509,828             71,785,359
Shares redeemed                           (4,620,475)           (50,671,132)
                                     ---------------          -------------
Net increase                               1,889,353          $  21,114,227
                                     ===============          =============


Class C Shares for the Year                                       Dollar
Ended October 31, 2002                     Shares                 Amount

Shares sold                               26,546,230          $ 320,605,130
Shares issued to shareholders
in reinvestment of dividends
and distributions                          1,021,333             12,076,443
                                     ---------------          -------------
Total issued                              27,567,563            332,681,573
Shares redeemed                           (7,681,329)           (88,823,805)
                                     ---------------          -------------
Net increase                              19,886,234          $ 243,857,768
                                     ===============          =============


Class I Shares for the Six                                        Dollar
Months Ended April 30, 2003++              Shares                 Amount

Shares sold                                8,122,105          $  93,199,899
Shares issued to shareholders
in reinvestment of dividends               1,920,891             22,032,618
                                     ---------------          -------------
Total issued                              10,042,996            115,232,517
Shares redeemed                          (22,242,745)          (259,047,202)
                                     ---------------          -------------
Net decrease                             (12,199,749)         $(143,814,685)
                                     ===============          =============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003


Notes to Financial Statements (concluded)


Class I Shares for the Year                                       Dollar
Ended October 31, 2002++                   Shares                 Amount

Shares sold                               20,336,997          $ 254,426,971
Shares issued to shareholders
in reinvestment of dividends
and distributions                          3,774,328             46,682,736
                                     ---------------          -------------
Total issued                              24,111,325            301,109,707
Shares redeemed                          (22,318,306)          (274,471,645)
                                     ---------------          -------------
Net increase                               1,793,019          $  26,638,062
                                     ===============          =============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.

Class R Shares for the Period
January 3, 2003++ to April 30,                                    Dollar
2003                                       Shares                 Amount

Shares sold                                        9          $         100
                                     ---------------          -------------
Net increase                                       9          $         100
                                     ===============          =============

++Commencement of operations.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the six months ended April 30, 2003.


6. Capital Loss Carryforward:
On October 31, 2002, the Fund had a net capital loss carryforward of $38,618,661, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.


7. Commitments:
At April 30, 2003, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase various foreign currencies with an approximate value of $612,000.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003


Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Dennis W. Stattman, Vice President and
  Senior Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Acting Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
APRIL 30, 2003




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Allocation Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Global Allocation Fund, Inc.


Date: June 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Global Allocation Fund, Inc.


Date: June 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Allocation Fund, Inc.


Date: June 23, 2003



Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.